(BULL LOGO)
Merrill Lynch Investment Managers



Annual Report
October 31, 2002



Merrill Lynch
Global Allocation
Fund, Inc.



www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund's prospectus for a description of risks associated with global investments.


Merrill Lynch Global Allocation Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

Overall Asset
Exposure
As of 10/31/02
(unaudited)
                                                        Percent of Fund's Net Assets    Reference Portfolio+++
                                                          10/31/02       4/30/02             Percentages
North & South American Equities                             39.5%          36.4%               36.0%
European Equities                                           12.6           11.8                11.0
Pacific Basin Equities                                      10.7           12.0                13.0

Total Equities                                              62.8*          60.2*               60.0

US Dollar Denominated Fixed Income Securities               13.4           20.9                24.0
    US Issuers                                              11.1           15.5                 --
    Non-US Issuers                                           2.3            5.4                 --
Non-US Dollar Denominated Fixed Income Securities            8.3            6.7                16.0

Total Fixed Income Securities                               21.7++         27.6++              40.0

Cash & Cash Equivalents**                                   15.5           12.2                 --


*Includes value of Financial Futures Contracts.
**Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.
++Includes Preferred Stock.
+++The Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the Standard & Poor's 500 Index; 24% FTSE World
Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and
16% Salomon Brothers World Government Bond Index (Ex-U.S.).
Descriptions of these Indexes can be found on page 8 of this report to shareholders in the "Recent Performance Results" section.


Merrill Lynch Global Allocation Fund, Inc., October 31, 2002


DEAR SHAREHOLDER

Investment Strategy
Merrill Lynch Global Allocation Fund, Inc. seeks to provide high total investment return through a flexible, value-oriented approach. The Fund invests in U.S. and global equity and fixed income securities and is broadly diversified across asset classes, countries and securities. Within the equity portion of the portfolio, we look for undervalued companies that we believe are expected to generate above-average rates of return. In selecting fixed income securities, we focus on total return and credit analysis. Diversification is used as the key means of risk management.


Fiscal Year in Review
For the 12-month period ended October 31, 2002, the Fund's Class A, Class B, Class C and Class D Shares had total returns of -6.83%, -7.75%, -7.76% and -7.08%, respectively. (Fund results shown do not include sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages
6 - 8 of this report to shareholders.) The Fund underperformed relative to its Reference Portfolio, which returned -4.37% for the same period. The Fund outperformed the equity components of its Reference Portfolio, while it underperformed the fixed income components. For the year ended October 31, 2002, the Reference Portfolio's components performed as follows: the unmanaged Standard & Poor's (S&P) 500 Index returned -15.11%; the unmanaged Financial Times World Index (Ex-U.S.) returned -11.57%; the Merrill Lynch Treasury Index GA05 returned +8.76%; and the Salomon Brothers World Government Bond Index (Ex-U.S.) returned +10.07%.

The Fund outperformed relative to its Reference Portfolio for the first half of the fiscal year ended October 31, 2002 primarily because of our emphasis on attractively valued stocks in the United States, and by increasing our weighting in out-of-favor sectors such as utilities and telecommunications. The Fund benefited from an overweighting in the energy, financials and materials sectors, and we sought value in large-capitalization stocks. With 60.2% of net assets invested in equities at April 30, 2002, the Fund was slightly overweight compared to its Reference Portfolio's equity weighting of 60%. In addition, the Fund was significantly underweighted in fixed income securities with 27.6% of the Fund's net assets invested in bonds worldwide compared to its Reference Portfolio's weighting of 40%.

During the first half of the fiscal year, the Fund's overall fixed income weighting was increased from 25.1% to 27.6% of net assets, primarily because of an increase in euro-denominated bonds. We decreased the Fund's weighting across equity markets to take profits in stocks that had outperformed, notably in the United States, where we reduced the Fund's position from 36.3% of net assets to 33.8%, and in the Pacific Basin, reducing that position from 15.8% of net assets to 12.0%. For the same period, we increased the Fund's cash position from 8.3% of net assets to 12.2%.

For the second half of the fiscal year ended October 31, 2002, the Fund underperformed relative to the Reference Portfolio because of its underweighted position in fixed income securities, notably in the high grade sector, which closely correlated to the rally in the U.S. Treasury market. Adding to the Fund's underperformance was our emphasis on convertible securities and U.S. non-investment-grade fixed income sectors, which closely correlated with the downward trend in the equity markets. We increased the Fund's equity exposure, focusing on undervalued large-capitalization companies in the financials, health care and technology sectors, and remained overweighted in the energy, financials, materials, technology, telecommunications and utilities sectors.

With 62.75% of net assets invested in equities at October 31, 2002, the Fund was overweight compared to the Reference Portfolio's equity weighting of 60%. In addition, the Fund was significantly underweight in fixed income securities with 21.7% of the Fund invested in bonds worldwide compared to the Reference Portfolio's weighting of 40%. During the second half of the fiscal year ended October 31, 2002, U.S. equities increased from 33.8% of net assets to 38.60%, while non-U.S. equity holdings remained relatively unchanged at 24.2% for the period. We decreased the Fund's weighting in U.S. dollar-denominated fixed income securities from 20.9% to 13.4% of net assets, and increased its weighting in euro-denominated bonds by 1.1%. It should be noted that the Fund's U.S. fixed income exposure includes bonds of non-U.S. issuers denominated in U.S. dollars. Approximately 5.6% of the Fund's net assets were invested in convertible securities at October 31, 2002, and are classified as a portion of the Fund's fixed income securities, although some of these securities may tend to perform similarly to equities. Cash reserves increased from 12.2% to 15.5% of net assets from April 30, 2002 to October 31, 2002. The Fund's net weighting in the U.S. dollar was 67.3%, including both U.S. dollar-denominated assets and the portion of the non-U.S. assets hedged back into dollars.


Investment Environment
During the 12-month period ended October 31, 2002, the unmanaged S&P 500 Index decreased by 15.11%, the unmanaged NASDAQ Composite Index declined by 21.03%, the unmanaged Dow Jones Euro Stoxx 50 Index declined by 25.74%, and the unmanaged Nikkei 225 Index decreased by 16%. The uncertain U.S. economic recovery was mirrored across economies globally and was reflected by poor equity market per formances. The U.S. equity market rallied in November through the middle of December 2001, paused, then rallied again until the middle of March 2002. The overall trend has been downward since that time, with market upturns occurring in August and October of 2002. The year was marked by high volatility in the equity markets, driven by a rash of negative earnings announcements, regulatory investigations, and corporate accounting irregularities highlighted by the bankruptcies of Enron Corporation (in December 2001) and WorldCom Inc. (in July 2002). During the 12-month period ended October 31, 2002, the Federal Reserve Board lowered the Federal Funds rate twice from 2.50% to 1.75%. (It lowered interest rates again just after the close of the period in early November 2002 to 1.25%.)

The fiscal year ended October 31, 2002 began with the equity markets continuing to rally off of the September 2001 lows through early December. In the wake of the Enron bankruptcy in December 2001, corporate accounting practices became a major issue for investors. Announcements of regulatory investigations into accounting for off-balance sheet partnerships and transactions disturbed the markets in January 2002. Credit rating agency actions on corporate debt ratings also moved to the forefront of investors' attention. Economic and currency difficulties in Latin America impacted financial and energy companies with Latin operations. Positive economic news prompted a rally in February 2002, which continued into March. Federal Reserve Board Chairman Alan Greenspan commented that the "expansion is well underway." The Federal Open Market Committee announced that interest rates would be held steady. Toward the end of March 2002, investors became more focused on company-specific issues as first quarter earnings releases loomed. The Securities and Exchange Commission continued to disclose probes into accounting practices at major U.S. companies. Corporations continued to announce lower earnings reports, further employee reductions and balance sheet restructuring initiatives. Liquidity in the capital markets continued to dry up in the context of credit rating downgrades and continued negative newsflow from corporate America.

Economic data released in early April 2002 was mixed. The NASDAQ Composite Index hit a six-month low in late April, while the Dow Jones Industrial Average touched its February low. The U.S. equity market had a short-lived rally in late April on news that gross domestic product was up a seasonally adjusted 5.8% for the first quarter because of strong growth in housing, consumer and government spending. The month of April closed with news that earnings for S&P 500 Index companies were down 11% on a year-over-year basis, and the expectation that the Federal Reserve Board probably would not raise interest rates before the summer.

Global equity markets performed poorly in May and June 2002. The U.S. stock market continued to slide downward on mixed economic data, which indicated a weaker-than-expected recovery. June brought better economic news with indications of strong growth in manufacturing, expansion of the service economy and a fall in unemployment claims for May 2002. Investor confidence was curbed by renewed concerns because of violence in the Middle East and tensions between India and Pakistan. Difficulties in Latin America continued as concerns about Brazil's ability to pay its debt mounted. On the domestic front, questions on the reliability of reported data were raised as major corporations admitted to wrongdoing. At the end of June, economic data indicated that the recovery had slowed and that consumer confidence had slipped further.

In July 2002, WorldCom Inc., with over $9 billion in misstated income, declared the largest-ever U.S. bankruptcy, sparking a marked sell-off in the equity markets. Weaker-than-expected economic indicators also contributed to the decline. The market lifted on the announcement that the International Monetary Fund had agreed to $30 billion of financing for Brazil, only to drop off dramatically in September 2002 to hit four-year lows. Consumer confidence fell on concerns about the faltering economic recovery and the possibility of war with Iraq. The U.S. economy grew less than expected at 3.1% in the third quarter of 2002, restrained by a wider trade deficit and a decline in commercial construction to the lowest level since 1996. The market lifted toward the end of October 2002 as a result of good housing data and increased buying by investors seeking bargains among depressed stocks.


In Conclusion
We thank you for your investment in Merrill Lynch Global Allocation Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Dennis Stattman)
Dennis Stattman
Senior Vice President and
Portfolio Manager



November 29, 2002


Merrill Lynch Investment Managers, L.P. regrets to announce the resignation of Bryan Ison as one of the two senior portfolio managers of Merrill Lynch Global Allocation Fund, Inc. due to health reasons. We thank Bryan for his many years of extraordinary service and wish him the very best for the future.

The Fund will continue to be managed by the other members of the portfolio team. Dennis W. Stattman CFA is primarily responsible for the day-to-day management of the Fund. Mr. Stattman has been Portfolio Manager of the Fund since 2000 and Associate Portfolio
Manager of the Fund since its inception in 1989.

The investment team includes Dan Chamby CFA, Karen Morely CFA, Lisa ODonnell JD, Catharine Brady Rauscher CFA and James Wei CFA, each of whom has been a member of the Global Allocation Team for seven years or longer.



Merrill Lynch Global Allocation Fund, Inc., October 31, 2002



PORTFOLIO INFORMATION (unaudited)


Worldwide
Investments
As of 10/31/02


Breakdown of Stocks &
Fixed Income Securities     Percent of
by Country                  Net Assets++

United States                  57.6%*
Japan                           6.8
Germany                         6.3
United Kingdom                  4.3
France                          2.7
South Korea                     2.1
Netherlands                     1.8
Australia                       1.1
Malaysia                        0.9
Italy                           0.9
Switzerland                     0.8
Chile                           0.7
Canada                          0.6
Hong Kong                       0.5
Spain                           0.5
Mexico                          0.4
Sweden                          0.3
Finland                         0.3
Brazil                          0.2
Portugal                        0.2
Ireland                         0.2
Indonesia                       0.2
New Zealand                     0.1
Luxembourg                      0.1
Denmark                         0.1
Israel                          0.1
South Africa                    0.1
Belgium                         0.1
Philippines                     0.0**
Argentina                       0.0**
Russia                          0.0**



Ten Largest Holdings        Percent of
(Equity Investments)        Net Assets

Microsoft Corporation           1.5%
Citigroup Inc.                  1.4
General Electric Company        1.3
Millea Holdings, Inc.           1.2
Pfizer Inc.                     1.2
Mitsui Marine and Fire
Insurance Company, Ltd.         0.9
Nasdaq-100 Shares               0.9
Computer Associates
International, Inc.             0.9
Merck & Co., Inc.               0.9
Verizon Communications          0.8




Five Largest Industries      Percent of
(Equity Investments)         Net Assets

Insurance                        6.8%
Pharmaceuticals                  5.7
Diversified Financials           4.7
Diversified Telecommunication
Services                         4.7
Oil & Gas                        4.3

*Includes investments in short-term securities.
**Holdings are less than 0.1%.
++Total may not equal 100%.



Merrill Lynch Global Allocation Fund, Inc., October 31, 2002


PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.



Total Return
Based on a $10,000 Investment

A line graph depicting the growth of Merrill Lynch Global Allocation Fund, Inc.'s Class A and Class B Shares* compared to growth of the FTSE World Index++++ and the Reference Portfolio++++++. Plot points are as follows:

Merrill Lynch Global Allocation Fund
--Class A Shares*

10/31/1992                            $ 9,475
10/93                                 $11,617
10/94                                 $11,866
10/95                                 $13,623
10/96                                 $16,049
10/97                                 $18,630
10/98                                 $17,805
10/99                                 $22,488
10/00                                 $24,782
10/01                                 $25,159
10/02                                 $23,441


Merrill Lynch Global Allocation Fund
--Class B Shares*

10/31/1992                            $10,000
10/93                                 $12,142
10/94                                 $12,279
10/95                                 $13,942
10/96                                 $16,272
10/97                                 $18,684
10/98                                 $17,681
10/99                                 $22,115
10/00                                 $24,116
10/01                                 $24,229
10/02                                 $22,351


FTSE World Index++++

10/30/1992                            $10,000
10/93                                 $12,461
10/94                                 $13,236
10/95                                 $13,984
10/96                                 $15,879
10/97                                 $17,986
10/98                                 $20,100
10/99                                 $25,365
10/00                                 $25,699
10/01                                 $18,963
10/02                                 $16,048


Reference Portfolio++++++

10/30/1992                            $10,000
10/93                                 $13,699
10/94                                 $15,250
10/95                                 $15,023
10/96                                 $16,731
10/97                                 $17,415
10/98                                 $18,436
10/99                                 $23,339
10/00                                 $22,898
10/01                                 $17,323
10/02                                 $16,566



A line graph depicting the growth of Merrill Lynch Global Allocation Fund, Inc.'s Class C and Class D Shares* compared to growth of the FTSE World Index++++ and the Reference Portfolio++++++. Plot points are as follows:

Merrill Lynch Global Allocation Fund
--Class C Shares*

10/21/1994**                          $10,000
10/94                                 $10,000
10/95                                 $11,358
10/96                                 $13,253
10/97                                 $15,220
10/98                                 $14,401
10/99                                 $18,008
10/00                                 $19,641
10/01                                 $19,723
10/02                                 $18,192


Merrill Lynch Global Allocation Fund
--Class D Shares*

10/21/1994**                          $ 9,475
10/94                                 $ 9,482
10/95                                 $10,850
10/96                                 $12,759
10/97                                 $14,770
10/98                                 $14,086
10/99                                 $17,750
10/00                                 $19,500
10/01                                 $19,748
10/02                                 $18,350


FTSE World Index++++

10/31/94**                            $10,000
10/95                                 $10,565
10/96                                 $11,997
10/97                                 $13,589
10/98                                 $15,186
10/99                                 $19,164
10/00                                 $19,417
10/01                                 $14,327
10/02                                 $12,125


Reference Portfolio++++++

10/31/1994**                          $10,000
10/95                                 $ 9,850
10/96                                 $10,970
10/97                                 $11,418
10/98                                 $12,088
10/99                                 $15,303
10/00                                 $15,014
10/01                                 $11,359
10/02                                 $10,863


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Global Allocation Fund, Inc. invests in a portfolio of U.S. and foreign issues, whose composition varies with respect to types of securities and markets in response to changing market and economic trends.
++++This unmanaged capitalization-weighted Index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States. The starting date for the Index in the Class C and Class D Shares' graph is from 10/31/94.
++++++The Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the Standard & Poor's 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury
Index GA05; and 16% Salomon Brothers World Government Bond Index (Ex-U.S.). Descriptions of these Indexes can be found on page 8 of this report to shareholders in the "Recent Performance Results" section. The starting date for the Reference Portfolio in the Class C and Class D Shares' graph is from 10/31/94.



Average Annual
Total Return

                                     % Return Without   % Return With
                                       Sales Charge      Sales Charge**

Class A Shares*

One Year Ended 9/30/02                     -8.90%        -13.68%
Five Years Ended 9/30/02                   +3.22         + 2.11
Ten Years Ended 9/30/02                    +8.96         + 8.37

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.


                                         % Return          % Return
                                       Without CDSC       With CDSC**

Class B Shares*

One Year Ended 9/30/02                     -9.81%        -13.31%
Five Years Ended 9/30/02                   +2.17         + 1.93
Ten Years Ended 9/30/02                    +7.85         + 7.85


*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return          % Return
                                       Without CDSC       With CDSC**

Class C Shares*

One Year Ended 9/30/02                     -9.79%        -10.66%
Five Years Ended 9/30/02                   +2.15         + 2.15
Inception (10/21/94) through 9/30/02       +7.11         + 7.11


*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without   % Return With
                                       Sales Charge      Sales Charge**

Class D Shares*

One Year Ended 9/30/02                     -9.14%        -13.91%
Five Years Ended 9/30/02                   +2.94         + 1.84
Inception (10/21/94) through 9/30/02       +7.95         + 7.22

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Global Allocation Fund, Inc., October 31, 2002



PERFORMANCE DATA (concluded)

Recent
Performance
Results
                                                                                             Ten Years/
                                                         6-Month            12-Month      Since Inception
As of October 31, 2002                                 Total Return       Total Return      Total Return
ML Global Allocation Fund, Inc.--Class A Shares*          -13.95%            - 6.83%            +147.40%
ML Global Allocation Fund, Inc.--Class B Shares*          -14.38             - 7.75             +123.49
ML Global Allocation Fund, Inc.--Class C Shares*          -14.39             - 7.76             + 81.93
ML Global Allocation Fund, Inc.--Class D Shares*          -14.09             - 7.08             + 93.68
FTSE World Index**                                        -18.03             -15.37           +60.50/+21.25
U.S. Stocks: Standard & Poor's 500 Index***               -17.02             -15.11          +156.61/+114.94
Non-U.S. Stocks: FTSE World Index (Ex-U.S.) Equities****  -17.51             -11.57           +53.20/+0.46
U.S. Bonds: ML Treasury Index GA05++                      +10.30             + 8.76           +95.02/+85.11
Non-U.S. Bonds: Salomon Brothers World Government
Bond Index (Ex-U.S.)++++                                  +12.55             +10.07           +70.39/+40.81

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's ten year/since inception periods are for ten years for Class
A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
**An unmanaged broad-based capitalizaion-weighted index comprised of 2,200 equities from 24 countries in 12 regions, including the United
States. Ten years/since inception total returns are for ten years and from 10/31/94, respectively.
***An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are for ten years and from 10/31/94, respectively.
****An unmanaged capitalization-weighted index comprised of 1,631 companies in 28 countries, excluding the United States. Ten years/since inception total returns are for ten years and from 10/31/94, respectively.
++An unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond. Ten years/since inception total returns are for ten years and from 10/31/94, respectively.
++++An unmanaged market capitalization-weighted index tracking ten government bond indexes, excluding the United States. Ten years/since inception total returns are for ten years and from 10/31/94, respectively.


Portfolio
Abbreviations

To simplify the currency denominations of Merrill Lynch Global
Allocation Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the currencies according to the list at right.

ARS    Argentinean Peso
DEM    German Deutschemark
EUR    Euro
GBP    Great Britain Pound
JPY    Japanese Yen
NZD    New Zealand Dollar
USD    United States Dollar


SCHEDULE OF INVESTMENTS                                                                                       (in U.S. dollars)
                                        Shares                                                                         Percent of
COUNTRY       Industries                 Held          Common Stocks                         Cost          Value       Net Assets
Australia     Food Products            2,066,000  Goodman Fielder Limited             $     1,973,745   $     1,685,546     0.1%

              Metals & Mining          4,571,954  BHP Billiton Limited                     19,380,744        24,587,740     0.4
                                         914,391  BHP Steel Limited (c)                       987,878         1,512,311     0.0
                                       2,700,000  WMC Limited                               8,710,992        11,373,615     0.2
                                                                                      ---------------   ---------------   ------
                                                                                           29,079,614        37,473,666     0.6

              Real Estate              1,829,404  Lend Lease Corporation Limited           15,023,227        10,082,120     0.2

                                                  Total Common Stocks in Australia         46,076,586        49,241,332     0.9


Belgium       Diversified Financials     163,151  Fortis                                    3,108,511         2,985,785     0.1

                                                  Total Common Stocks in Belgium            3,108,511         2,985,785     0.1


Brazil        Oil & Gas                  563,800  Petroleo Brasileiro SA--Petrobras
                                                  (ADR)++ (USD)                            13,433,936         7,459,074     0.1

                                                  Total Common Stocks in Brazil            13,433,936         7,459,074     0.1


Canada        Communications           1,550,000  Nortel Networks Corporation (c)           3,274,258         1,906,500     0.0
              Equipment

              Metals & Mining            300,000  Inco Limited (USD)(c)                     4,598,784         5,730,000     0.1

              Multiline Retail         1,365,500  Hudson's Bay Company                     13,640,358         6,280,166     0.1

              Semiconductor              600,000  Genesis Microchip Incorporated (c)        9,087,531         7,026,000     0.1
              Equipment & Products

              Wireless                 1,846,500  Rogers Wireless Communications
              Telecommunication                   Inc. 'B' (USD)(c)                        33,259,332        12,186,900     0.3
              Services

                                                  Total Common Stocks in Canada            63,860,263        33,129,566     0.6


Merrill Lynch Global Allocation Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                           (in U.S. dollars)
                                        Shares                                                                         Percent of
COUNTRY       Industries                 Held          Common Stocks                         Cost          Value       Net Assets
Denmark       Commercial                 170,687  ISS A/S (c)                         $     9,339,416   $     5,504,051     0.1%
              Services & Supplies

                                                  Total Common Stocks in Denmark            9,339,416         5,504,051     0.1


Finland       Communications           1,003,638  Nokia Oyj 'A'                            14,843,032        17,045,432     0.3
              Equipment
                                                  Total Common Stocks in Finland           14,843,032        17,045,432     0.3


France        Automobiles                296,799  PSA Peugeot Citroen                       9,682,690        12,591,535     0.2

              Banks                      440,253  BNP Paribas SA                           13,337,156        17,552,657     0.3

              Communications             244,500  Alcatel (ADR)++ (USD)                     4,208,043         1,195,605     0.0
              Equipment

              Electrical Equipment       623,862  Alstom (c)                                6,414,405         3,255,862     0.1

              Hotels, Restaurants &      147,881  Accor SA                                  4,901,592         5,250,109     0.1
              Leisure

              IT Consulting &            227,808  Cap Gemini SA                             9,017,830         5,601,605     0.1
              Services

              Media                      513,674  Vivendi Universal SA                     10,967,971         6,307,773     0.1

              Metals & Mining            703,614  Arcelor (c)                               8,231,308         7,601,967     0.1
                                         208,559  Pechiney SA 'A'                          10,103,720         6,435,661     0.1
                                                                                      ---------------   ---------------   ------
                                                                                           18,335,028        14,037,628     0.2

              Multi-Utilities &          333,258  Suez SA                                   9,603,605         5,857,951     0.1
              Unregulated Power

              Multiline Retail            68,984  Pinault-Printemps-Redoute SA              4,473,195         5,519,840     0.1

              Oil & Gas                  134,975  TotalFinaElf SA                          18,981,924        18,592,905     0.4

              Pharmaceuticals            289,422  Aventis SA                               14,929,775        17,325,853     0.3

                                                  Total Common Stocks in France           124,853,214       113,089,323     2.0


Germany       Chemicals                   48,852  Henkel KGaA                               2,060,159         2,660,796     0.0

              Diversified                622,942  Deutsche Telekom AG (Registered
              Telecommunication                   Shares)                                  13,782,574         7,149,865     0.1
              Services

              Electric Utilities         135,876  E.On AG                                   6,659,662         6,162,757     0.1
              Machinery                   81,522  Linde AG                                  3,937,787         3,108,153     0.1

                                                  Total Common Stocks in Germany           26,440,182        19,081,571     0.3


Hong Kong     Diversified              1,133,659  HSBC Holdings PLC (c)                     6,688,836        12,391,265     0.2
              Financials

              Industrial               2,820,950  Hutchison Whampoa Limited                13,781,517        17,361,028     0.3
              Conglomerates

                                                  Total Common Stocks in Hong Kong         20,470,353        29,752,293     0.5


Indonesia     Paper & Forest           2,700,000  Asia Pacific Resources International
              Products                            Holdings Ltd. 'A' (c)                     7,030,788           148,500     0.0

              Tobacco                 26,299,500  PT Hanjaya Mandala Sampoerna Tbk          6,754,187         8,476,816     0.2

                                                  Total Common Stocks in Indonesia         13,784,975         8,625,316     0.2


Ireland       Banks                      810,161  Bank of Ireland                           5,126,281         8,985,787     0.2

              Construction               185,448  CRH PLC                                   2,164,045         2,341,526     0.0
              Materials

                                                  Total Common Stocks in Ireland            7,290,326        11,327,313     0.2


Israel        Communications           2,600,000  ECI Telecom Limited (U.S. Registered
              Equipment                           Shares) (USD)(c)                         15,732,953         3,848,000     0.1

                                                  Total Common Stocks in Israel            15,732,953         3,848,000     0.1


Italy         Banks                    5,686,731  Intesa BCI SpA                           16,781,241         9,658,142     0.2
                                       2,172,104  Unicredito Italiano SpA                   8,508,892         8,173,931     0.1
                                                                                      ---------------   ---------------   ------
                                                                                           25,290,133        17,832,073     0.3

              Diversified                668,017  Telecom Italia SpA (Registered
              Telecommunication                   Shares)                                   5,366,615         5,305,529     0.1
              Services

              Insurance                  505,156  Assicurazioni Generali                   13,322,407         9,004,608     0.2

              Oil & Gas                  760,326  ENI SpA                                   9,416,888        10,556,371     0.2

              Transportation             961,170  Autostrade-Concessioni e
              Infrastructure                      Costruzioni Autostrade SpA                6,565,568         7,947,920     0.1

                                                  Total Common Stocks in Italy             59,961,611        50,646,501     0.9


Japan         Auto Components            220,000  TOYOTA INDUSTRIES CORPORATION             3,336,929         3,288,058     0.1

              Automobiles              1,948,000  Fuji Heavy Industries, Ltd.               8,983,387         5,978,679     0.1
                                       3,282,000  Suzuki Motor Corporation                 30,510,247        35,121,231     0.6
                                                                                      ---------------   ---------------   ------
                                                                                           39,493,634        41,099,910     0.7

              Beverages                    1,500  Coca-Cola Central Japan Co., Ltd.        15,603,941         7,738,144     0.1
                                         593,100  Coca-Cola West Japan Company
                                                  Limited                                  12,212,949         9,827,712     0.2
                                         603,000  Hokkaido Coca-Cola Bottling
                                                  Co., Ltd.                                 8,131,905         2,657,905     0.0
                                         691,000  Kinki Coca-Cola Bottling Co.,
                                                  Ltd.                                     10,472,103         4,252,828     0.1
                                       1,143,000  Mikuni Coca-Cola Bottling                15,815,229         6,764,142     0.1
                                                                                      ---------------   ---------------   ------
                                                                                           62,236,127        31,240,731     0.5

              Construction &             290,000  Chudenko Corporation                      6,942,355         3,574,402     0.1
              Engineering              3,018,000  Kinden Corporation                       33,535,540        11,208,799     0.2
                                                                                      ---------------   ---------------   ------
                                                                                           40,477,895        14,783,201     0.3

              Containers & Packaging     429,000  Toyo Seikan Kaisha, Ltd.                  9,651,916         4,443,727     0.1

              Diversified                    740  Nippon Telegraph & Telephone
              Telecommunication                   Corporation (NTT)                        11,492,964         2,712,105     0.1
              Services


Merrill Lynch Global Allocation Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                           (in U.S. dollars)
                                        Shares                                                                         Percent of
COUNTRY       Industries                 Held          Common Stocks                         Cost          Value       Net Assets
Japan         Electronic               1,299,000  Hitachi Ltd.                        $     9,381,584   $     5,078,940     0.1%
(concluded)   Equipment &                103,000  Murata Manufacturing Co., Ltd.            3,081,369         4,867,929     0.1
              Instruments                                                             ---------------   ---------------   ------
                                                                                           12,462,953         9,946,869     0.2

              Hotels, Restaurants        478,500  Ohsho Food Service                        7,127,073         2,612,983     0.0
              & Leisure

              Household Products         227,700  Rohto Pharmaceutical Co., Ltd.            1,783,031         1,721,086     0.0

              Insurance                8,998,600  Aioi Insurance Company, Limited          36,414,996        19,244,414     0.3
                                       1,094,000  The Dowa Fire & Marine
                                                  Insurance Co., Ltd.                       2,762,921         3,705,902     0.1
                                           8,817  Millea Holdings, Inc. (c)                64,716,514        65,852,216     1.2
                                      11,836,350  Mitsui Marine and Fire
                                                  Insurance Company, Ltd.                  55,389,538        49,177,227     0.9
                                      12,926,000  The Nippon Fire & Marine
                                                  Insurance Co., Ltd.                      50,923,979        45,052,665     0.8
                                       2,274,000  The Yasuda Fire & Marine
                                                  Insurance Co. Ltd.                        9,514,445        11,879,520     0.2
                                                                                      ---------------   ---------------   ------
                                                                                          219,722,393       194,911,944     3.5

              Multiline Retail           460,000  Ito-Yokado Co., Ltd.                     21,319,319        14,343,319     0.3

              Office Electronics         707,000  Canon, Inc.                               9,065,660        26,084,728     0.5

              Pharmaceuticals          1,094,200  Sankyo Company, Ltd.                     24,024,350        12,897,109     0.2
                                         384,000  Taisho Pharmaceutical Company, Ltd.       7,984,458         6,014,987     0.1
                                         199,500  Takeda Chemical Industries, Ltd.          8,442,154         8,288,752     0.2
                                                                                      ---------------   ---------------   ------
                                                                                           40,450,962        27,200,848     0.5

                                                  Total Common Stocks in Japan            478,620,856       374,389,509     6.8


Mexico        Beverages                   68,400  Fomento Economico Mexicano, SA de
                                                  CV (ADR)++ (USD)                          1,986,459         2,476,080     0.0

              Food Products              700,000  Grupo Industrial Maseca SA de CV
                                                  (ADR)++ (USD)                             7,969,925         3,920,000     0.1

              Media                      350,000  Grupo Televisa SA (ADR)++ (USD)(c)       12,630,112         9,835,000     0.2

                                                  Total Common Stocks in Mexico            22,586,496        16,231,080     0.3


Netherlands   Banks                      240,221  ABN AMRO Holding NV                       3,495,342         3,527,921     0.1

              Chemicals                  308,579  Akzo Nobel NV                             9,909,312         9,228,691     0.2

              Commercial                 578,633  Buhrmann NV                               6,845,728         2,183,207     0.0
              Services &                 639,568  Vedior NV 'A'                             6,736,213         3,895,190     0.1
              Supplies                                                                ---------------   ---------------   ------
                                                                                           13,581,941         6,078,397     0.1

              Diversified                261,380  Fortis                                    3,908,390         4,778,272     0.1
              Financials                 537,920  ING Groep NV                              5,927,900         8,997,340     0.2
                                                                                      ---------------   ---------------   ------
                                                                                            9,836,290        13,775,612     0.3

              Household Durables         421,558  Koninklijke (Royal) Philips
                                                  Electronics NV                            6,790,385         7,556,187     0.1

              Insurance                  567,980  Aegon NV                                  5,544,000         7,700,222     0.1

              Media                      513,058  Wolters Kluwer NV 'A'                    10,378,789         8,998,120     0.1

              Oil & Gas                  598,832  Royal Dutch Petroleum Company            30,959,728        25,903,259     0.5
                                         400,000  Royal Dutch Petroleum Company
                                                  (NY Registered Shares)(USD)              16,162,815        17,112,000     0.3
                                                                                      ---------------   ---------------   ------
                                                                                           47,122,543        43,015,259     0.8

                                                  Total Common Stocks in the
                                                  Netherlands                             106,658,602        99,880,409     1.8


Philippines   Diversified              9,123,148  Ayala Corporation                         1,948,253           815,717     0.0
              Financials

                                                  Total Common Stocks in the
                                                  Philippines                               1,948,253           815,717     0.0


Portugal      Electric Utilities       2,048,872  Electricidade de Portugal, SA (EDP)       5,037,308         3,124,656     0.1

                                                  Total Common Stocks in Portugal           5,037,308         3,124,656     0.1


Russia        Communications              47,330  PLD Telekom Inc. (Warrants)(h)(USD)               0                47     0.0
              Equipment                   47,330  PLD Telekom Inc. (Warrants)(h)(USD)         111,750                47     0.0
                                          11,880  PLD Telekom Inc. (Warrants)(h)(USD)          30,855                12     0.0

                                                  Total Common Stocks in Russia               142,605               106     0.0


South         Paper & Forest             300,000  Sappi Limited (ADR)++ (USD)               2,401,005         3,678,000     0.1
Africa        Products

                                                  Total Common Stocks in South Africa       2,401,005         3,678,000     0.1


South Korea   Diversified              2,050,500  KT Corporation (ADR)++ (USD)             41,663,175        42,117,270     0.8
              Telecommunication
              Services

              Metals &                   296,330  POSCO                                    11,416,383        27,845,535     0.5
              Mining                   1,207,800  POSCO (ADR)++ (USD)                      19,591,008        27,936,414     0.5
                                                                                      ---------------   ---------------   ------
                                                                                           31,007,391        55,781,949     1.0

              Wireless                    18,840  SK Telecom Co., Ltd.                        805,981         3,478,867     0.1
              Telecommunication          361,650  SK Telecom Co., Ltd. (ADR)++ (USD)        5,077,533         7,258,316     0.1
              Services                                                                ---------------   ---------------   ------
                                                                                            5,883,514        10,737,183     0.2

                                                  Total Common Stocks in South Korea       78,554,080       108,636,402     2.0


Spain         Diversified              1,276,407  Telefonica SA (c)                        16,077,466        12,109,368     0.2
              Telecommunication          172,641  Telefonica SA (ADR)++ (USD)(c)           10,078,031         4,877,108     0.1
              Services                                                                ---------------   ---------------   ------
                                                                                           26,155,497        16,986,476     0.3

              Electric Utilities         748,108  Endesa SA                                12,062,106         7,727,080     0.2

                                                  Total Common Stocks in Spain             38,217,603        24,713,556     0.5


Sweden        Banks                      813,945  Skandinaviska Enskilda Banken
                                                  (SEB) 'A'                                 7,780,393         7,062,410     0.1

              Household Durables         321,601  Electrolux AB 'B'                         3,654,251         4,878,912     0.1

              Paper & Forest             187,163  Svenska Cellulosa AB (SCA) 'B'            5,596,679         5,719,641     0.1
              Products

                                                  Total Common Stocks in Sweden            17,031,323        17,660,963     0.3


Merrill Lynch Global Allocation Fund, Inc., October 31, 2002

SCHEDULE OF INVESTMENTS (continued)                                                                           (in U.S. dollars)
                                        Shares                                                                         Percent of
COUNTRY       Industries                 Held          Common Stocks                         Cost          Value       Net Assets
Switzerland   Banks                      319,581  Credit Suisse Group                 $     7,106,341   $     6,104,989     0.1%

              Food Products               64,862  Nestle SA (Registered Shares)            14,778,137        13,906,532     0.2

              Pharmaceuticals            429,212  Novartis AG (Registered Shares)          16,342,106        16,369,486     0.3
                                         131,924  Roche Holding AG                         10,029,201         9,338,882     0.2
                                                                                      ---------------   ---------------   ------
                                                                                           26,371,307        25,708,368     0.5

                                                  Total Common Stocks in Switzerland       48,255,785        45,719,889     0.8


United        Banks                      618,225  Abbey National PLC                        7,536,794         6,383,606     0.1
Kingdom                                2,901,356  Barclays PLC                             16,398,881        20,063,138     0.4
                                       1,160,374  HSBC Holdings PLC                        13,039,469        12,925,684     0.2
                                         785,575  Royal Bank of Scotland Group PLC         20,290,192        18,484,643     0.3
                                                                                      ---------------   ---------------   ------
                                                                                           57,265,336        57,857,071     1.0

              Commercial               2,828,895  Chubb PLC                                 8,685,904         3,894,709     0.1
              Services & Supplies

              Diversified              2,845,602  BT Group PLC                             17,482,664         8,080,279     0.1
              Telecommunication
              Services

              Food & Drug Retailing      840,765  Boots Company PLC                         6,464,240         7,826,492     0.1
                                       2,142,150  J Sainsbury PLC                          10,712,680         9,467,687     0.2
                                                                                      ---------------   ---------------   ------
                                                                                           17,176,920        17,294,179     0.3

              Food Products            2,484,681  Unilever PLC                             14,521,619        24,548,195     0.4

              Hotels, Restaurants        746,324  Six Continents PLC                        8,107,808         6,059,968     0.1
              & Leisure

              Industrial                 706,463  Smiths Industries PLC                     7,304,334         8,107,092     0.2
              Conglomerates

              Insurance                1,135,257  AVIVA PLC                                11,520,797         8,702,937     0.2
                                         861,317  Prudential Corporation PLC               10,209,078         6,158,214     0.1
                                                                                      ---------------   ---------------   ------
                                                                                           21,729,875        14,861,151     0.3

              Metals & Mining            459,548  Anglo American PLC                        5,991,759         5,881,116     0.1

              Oil & Gas                1,612,319  BP Amoco PLC                             11,105,272        10,342,140     0.2

              Pharmaceuticals          1,505,075  GlaxoSmithKline PLC                      34,852,416        28,727,216     0.5

              Transportation             845,136  BAA PLC                                   6,674,431         7,543,238     0.1
              Infrastructure

              Wireless                12,117,706  Vodafone Group PLC                       25,068,200        19,479,500     0.4
              Telecommunication
              Services

                                                  Total Common Stocks in the
                                                  United Kingdom                          235,966,538       212,675,854     3.8


United        Air Freight &              300,000  Airborne, Inc.                            3,625,456         3,867,000     0.1
States        Logistics                   71,500  FedEx Corp.                               2,823,836         3,803,085     0.1
                                                                                      ---------------   ---------------   ------
                                                                                            6,449,292         7,670,085     0.2

              Auto Components            600,000  The Goodyear Tire & Rubber Company       12,168,805         4,260,000     0.1

              Banks                      250,000  Charter One Financial, Inc.               7,266,205         7,570,000     0.1
                                       3,710,433  Golden State Bancorp Inc.
                                                  "Litigation Tracking" (Warrants)
                                                  (h)                                       6,126,457         3,858,850     0.1
                                         450,000  KeyCorp                                   6,388,682        10,993,500     0.2
                                         210,900  Riggs National Corporation                2,138,880         3,342,765     0.0
                                         766,700  Santander BanCorp                        10,570,501         8,817,050     0.2
                                                                                      ---------------   ---------------   ------
                                                                                           32,490,725        34,582,165     0.6

              Chemicals                  125,000  E.I. du Pont de Nemours and Company       4,205,476         5,156,250     0.1
                                         600,000  Monsanto Company                          9,590,618         9,918,000     0.2
                                                                                      ---------------   ---------------   ------
                                                                                           13,796,094        15,074,250     0.3

              Commercial               1,800,000  Cendant Corporation (c)                  20,143,955        20,700,000     0.4
              Services & Supplies        557,700  Information Resources, Inc. (c)           3,915,694         1,645,215     0.0
                                         400,000  TeleTech Holdings, Inc. (c)               2,827,338         2,376,000     0.0
                                         150,000  Waste Management, Inc.                    2,061,120         3,453,000     0.1
                                                                                      ---------------   ---------------   ------
                                                                                           28,948,107        28,174,215     0.5

              Communications           1,300,000  3Com Corporation (c)                      6,611,014         5,473,000     0.1
              Equipment                1,875,000  ADC Telecommunications, Inc. (c)         17,806,964         2,943,750     0.1
                                         600,000  Cisco Systems, Inc. (c)                   6,569,150         6,708,000     0.1
                                         300,000  Comverse Technology, Inc. (c)             4,138,110         2,184,000     0.1
                                         475,900  Corning Incorporated (c)                  1,432,459           889,933     0.0
                                       1,621,200  Lucent Technologies Inc. (c)              7,304,274         1,994,076     0.0
                                      70,535,725  Metromedia Fiber Network
                                                  (Warrants)(h)                            11,012,268            70,536     0.0
                                       1,400,000  Motorola, Inc.                           18,220,873        12,838,000     0.2
                                         500,000  QUALCOMM Incorporated (c)                15,735,268        17,250,000     0.3
                                         500,000  Tellabs, Inc. (c)                        13,876,304         3,825,000     0.1
                                                                                      ---------------   ---------------   ------
                                                                                          102,706,684        54,176,295     1.0

              Computers &                375,000  Apple Computer, Inc. (c)                  5,428,883         6,003,750     0.1
              Peripherals              3,000,000  EMC Corporation (c)                      22,644,890        15,330,000     0.3
                                       1,164,332  Hewlett-Packard Company                  19,247,675        18,396,446     0.3
                                         184,000  International Business
                                                  Machines Corporation                     13,924,115        14,524,960     0.3
                                       2,300,000  Sun Microsystems, Inc. (c)               12,847,023         6,808,000     0.1
                                                                                      ---------------   ---------------   ------
                                                                                           74,092,586        61,063,156     1.1

              Construction &           2,500,000  Foster Wheeler Ltd. (b)(c)                5,618,417         3,850,000     0.1
              Engineering              4,838,000  McDermott International,
                                                  Inc. (b)(c)                              38,865,802        17,174,900     0.3
                                       1,000,000  Quanta Services, Inc. (c)                 7,087,651         3,180,000     0.1
                                         200,000  The Shaw Group Inc. (c)                   3,533,150         2,992,000     0.0
                                                                                      ---------------   ---------------   ------
                                                                                           55,105,020        27,196,900     0.5

              Containers &               600,000  Crown Cork & Seal Company,
              Packaging                           Inc. (c)                                  1,963,741         3,840,000     0.1


Merrill Lynch Global Allocation Fund, Inc., October 31, 2002

SCHEDULE OF INVESTMENTS (continued)                                                                           (in U.S. dollars)
                                        Shares                                                                         Percent of
COUNTRY       Industries                 Held          Common Stocks                         Cost          Value       Net Assets
United        Diversified                100,000  American Express Company            $     3,585,345   $     3,637,000     0.1%
States        Financials               1,800,000  CIT Group Inc.                           36,154,334        32,058,000     0.6
(continued)                            2,100,000  Citigroup Inc. (f)                       79,502,745        77,595,000     1.4
                                         150,000  Fannie Mae                               11,549,750        10,029,000     0.2
                                         700,000  J.P. Morgan Chase & Co.                  20,531,390        14,525,000     0.3
                                       3,000,000  Knight Trading Group, Inc. (c)           16,418,123        14,250,000     0.2
                                         250,000  MBNA Corporation                          3,504,275         5,077,500     0.1
                                         350,000  Morgan Stanley                           15,388,327        13,622,000     0.2
                                       2,000,000  Nasdaq-100 Shares (c)(m)                 56,647,800        49,120,000     0.9
                                         325,800  Saxon Capital, Inc. (c)(g)                3,258,000         3,486,060     0.0
                                                                                      ---------------   ---------------   ------
                                                                                          246,540,089       223,399,560     4.0

              Diversified                449,900  ALLTEL Corporation                       21,621,447        22,364,529     0.4
              Telecommunication        1,600,000  AT&T Corp.                               24,536,717        20,864,000     0.4
              Services                   800,000  BellSouth Corporation                    22,855,352        20,920,000     0.4
                                         118,922  Beneficial Interest in the
                                                  Liquidating Trust of Geotek
                                                  Communications, Inc. (Units)(e)(n)                0           178,383     0.0
                                       1,700,000  Broadwing Inc. (c)                       12,311,170         3,876,000     0.1
                                       1,793,100  General Communication, Inc.
                                                  (Class A)(c)                             11,522,200         8,158,605     0.1
                                             333  McLeod USA Incorporated (Class A)               301               143     0.0
                                           5,700  McLeod USA Incorporated (Class A)(c)              0                 0     0.0
                                         230,981  McLeod USA Incorporated
                                                  (Warrants)(h)                                 2,310             4,620     0.0
                                       1,000,000  SBC Communications Inc.                  34,145,136        25,660,000     0.5
                                         800,000  Sprint Corporation                       15,608,456         9,936,000     0.1
                                       1,200,000  Verizon Communications                   45,599,940        45,312,000     0.8
                                         362,309  WilTel Communications, Inc. (c)          13,154,040         4,927,402     0.1
                                                                                      ---------------   ---------------   ------
                                                                                          201,357,069       162,201,682     2.9

              Electric                    70,000  CenterPoint Energy, Inc.                  1,612,027           495,600     0.0
              Utilities                  100,000  DQE, Inc.                                 1,413,018         1,594,000     0.0
                                         250,600  DTE Energy Company                       10,641,645        11,299,554     0.2
                                         550,000  PPL Corporation                          17,483,928        19,035,500     0.4
                                          25,000  Xcel Energy, Inc.                           776,925           260,000     0.0
                                                                                      ---------------   ---------------   ------
                                                                                           31,927,543        32,684,654     0.6

              Electronic                 700,100  Agilent Technologies, Inc. (c)           24,909,387         9,626,375     0.2
              Equipment &                225,000  Waters Corporation (c)                    5,648,588         5,665,500     0.1
              Instruments                                                             ---------------   ---------------   ------
                                                                                           30,557,975        15,291,875     0.3

              Energy                     314,700  ENSCO International Incorporated          5,844,561         8,509,488     0.2
              Equipment &                625,000  GlobalSantaFe Corporation                14,424,830        14,937,500     0.3
              Service                    599,800  Input/Output, Inc. (c)                    4,395,082         2,609,130     0.0
                                         300,000  Key Energy Services, Inc. (c)               900,000         2,679,000     0.0
                                         150,000  Nabors Industries, Ltd. (c)               5,538,000         5,245,500     0.1
                                         500,000  Rowan Companies, Inc.                     4,965,673        10,195,000     0.1
                                         525,000  Schlumberger Limited                     30,747,958        21,057,750     0.4
                                         400,000  Veritas DGC Inc. (c)                      5,358,388         3,520,000     0.1
                                                                                      ---------------   ---------------   ------
                                                                                           72,174,492        68,753,368     1.2

              Food & Drug Retailing      175,000  The Kroger Co. (c)                        3,624,250         2,597,000     0.0

              Food Products            1,500,000  Tyson Foods, Inc. (Class A)              14,594,747        16,605,000     0.3

              Gas Utilities            3,400,000  El Paso Corporation                      68,865,662        26,350,000     0.5

              Health Care                325,000  Aetna Inc. (New Shares)                  10,833,485        13,097,500     0.2
              Providers &              8,752,600  Beverly Enterprises, Inc. (b)(c)         24,648,183        19,605,824     0.3
              Services                   235,000  Humana Inc. (c)                           2,407,180         2,862,300     0.1
                                         300,000  Manor Care, Inc. (c)                      6,264,431         5,931,000     0.1
                                         787,000  Stewart Enterprises, Inc.
                                                  (Class A) (c)                             4,743,046         4,304,890     0.1
                                          75,000  WebMD Corporation (c)                       323,735           467,250     0.0
                                                                                      ---------------   ---------------   ------
                                                                                           49,220,060        46,268,764     0.8

              Household Durables       2,024,000  Metromedia International
                                                  Group, Inc. (c)                          14,719,813           121,440     0.0

              IT Consulting               50,000  Computer Sciences Corporation (c)         1,491,685         1,614,500     0.0
              & Services                 300,000  Electronic Data Systems Corporation       4,663,670         4,518,000     0.1
                                         700,000  Unisys Corporation (c)                    6,597,941         6,111,000     0.1
                                                                                      ---------------   ---------------   ------
                                                                                           12,753,296        12,243,500     0.2

              Industrial               2,750,000  General Electric Company                 86,099,421        69,437,500     1.3
              Conglomerates            1,650,000  Tyco International Ltd.                  23,728,042        23,859,000     0.4
                                                                                      ---------------   ---------------   ------
                                                                                          109,827,463        93,296,500     1.7

              Insurance                1,050,000  ACE Limited (f)                          21,923,704        32,287,500     0.6
                                         400,000  The Allstate Corporation                  8,227,896        15,912,000     0.3
                                         700,000  American International Group, Inc.       46,395,413        43,785,000     0.8
                                         322,700  Arch Capital Group Ltd. (c)               5,213,469         8,967,833     0.2
                                         600,000  Horace Mann Educators Corporation         7,568,706         9,006,000     0.2
                                         325,000  MetLife, Inc.                             9,446,868         7,761,000     0.1
                                         330,300  Prudential Financial, Inc. (c)            9,083,250         9,644,760     0.2
                                         432,087  Travelers Property Casualty
                                                  Corp. (Class A)(c)                        7,908,592         5,733,794     0.1
                                         168,653  Travelers Property Casualty
                                                  Corp. (Class B)(c)                        3,443,900         2,280,189     0.0
                                         150,000  XL Capital Ltd. (Class A)                 7,413,926        11,422,500     0.2
                                                                                      ---------------   ---------------   ------
                                                                                          126,625,724       146,800,576     2.7

              Machinery                  160,200  Chicago Bridge & Iron Company
                                                  NV (NY Registered Shares)                 2,531,160         4,341,420     0.1
                                         400,000  Flowserve Corporation (c)                 3,540,979         4,688,000     0.1
                                         350,000  Pall Corporation                          7,061,891         6,079,500     0.1
                                                                                      ---------------   ---------------   ------
                                                                                           13,134,030        15,108,920     0.3

              Media                      252,000  The Walt Disney Company                   3,795,120         4,208,400     0.1

              Metals & Mining            360,000  Alcoa Inc.                                5,176,249         7,941,600     0.1
                                         180,000  Arch Coal, Inc.                             909,000         3,124,800     0.1
                                         200,000  CONSOL Energy Inc.                        1,960,000         2,580,000     0.0
                                         667,400  Commonwealth Industries, Inc.             8,936,918         4,111,184     0.1
                                         400,000  Newmont Mining Corporation                7,475,025         9,888,000     0.2
                                          50,000  Nucor Corporation                         1,503,245         2,107,000     0.0
                                       2,442,500  Rouge Industries, Inc.
                                                  (Class A)(b)(c)                          38,015,300         2,784,450     0.0
                                         150,000  Worthington Industries, Inc.              1,064,765         2,826,000     0.1
                                                                                      ---------------   ---------------   ------
                                                                                           65,040,502        35,363,034     0.6


Merrill Lynch Global Allocation Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                           (in U.S. dollars)
                                        Shares                                                                         Percent of
COUNTRY       Industries                 Held          Common Stocks                         Cost          Value       Net Assets
United        Multi-Utilities &        3,500,000  The AES Corporation (c)             $    16,871,139   $     6,195,000     0.1%
States        Unregulated Power        2,199,600  Calpine Corporation (c)                  18,401,321         4,399,200     0.1
(concluded)                              600,000  Duke Energy Corporation                  14,953,601        12,294,000     0.2
                                       1,300,000  Dynegy Inc. (Class A)                    17,802,831           884,000     0.0
                                       2,100,000  Mirant Corporation (c)                   16,124,013         4,494,000     0.1
                                         151,600  SCANA Corporation                         3,805,160         4,423,688     0.1
                                       3,500,000  The Williams Companies, Inc.             24,415,144         6,580,000     0.1
                                                                                      ---------------   ---------------   ------
                                                                                          112,373,209        39,269,888     0.7

              Office Electronics         500,000  Xerox Corporation (c)                     8,896,750         3,320,000     0.0

              Oil & Gas                   50,000  Amerada Hess Corporation                  3,084,223         2,565,000     0.0
                                         499,950  ChevronTexaco Corporation                39,175,060        33,811,619     0.6
                                         152,002  ConocoPhillips                            8,907,790         7,372,097     0.1
                                         200,000  Exxon Mobil Corporation                   6,122,900         6,732,000     0.1
                                         500,000  Kerr-McGee Corporation                   31,471,853        21,750,000     0.4
                                         750,000  Marathon Oil Corporation                 14,772,859        15,675,000     0.3
                                         150,000  Noble Energy, Inc.                        4,855,137         5,458,500     0.1
                                         600,000  Occidental Petroleum Corporation          9,603,608        17,118,000     0.3
                                         300,000  Stone Energy Corporation (c)             14,350,938         9,648,000     0.2
                                         200,000  Tom Brown, Inc. (c)                       3,399,778         4,780,000     0.1
                                         600,000  Unocal Corporation                       16,176,335        16,584,000     0.3
                                         100,000  Valero Energy Corporation                 3,518,775         3,521,000     0.1
                                                                                      ---------------   ---------------   ------
                                                                                          155,439,256       145,015,216     2.6

              Paper & Forest             350,000  Bowater Incorporated                     15,654,501        11,861,500     0.2
              Products                   308,000  Deltic Timber Corporation                 6,794,480         8,125,040     0.2
                                       1,500,000  Louisiana-Pacific Corporation (c)        15,332,485        10,110,000     0.2
                                                                                      ---------------   ---------------   ------
                                                                                           37,781,466        30,096,540     0.6

              Personal Products          249,900  The Gillette Company                      7,021,247         7,467,012     0.1

              Pharmaceuticals          1,000,000  Bristol-Myers Squibb Company             33,829,694        24,610,000     0.5
                                         300,000  Eli Lilly and Company                    16,952,346        16,650,000     0.3
                                         900,000  Merck & Co., Inc.                        46,930,828        48,816,000     0.9
                                       2,000,000  Pfizer Inc.                              69,052,730        63,540,000     1.2
                                         300,000  Pharmacia Corporation                    12,646,558        12,900,000     0.2
                                         850,000  Schering-Plough Corporation              25,467,900        18,147,500     0.3
                                         400,000  Wyeth                                    14,242,028        13,400,000     0.2
                                                                                      ---------------   ---------------   ------
                                                                                          219,122,084       198,063,500     3.6

              Real Estate                750,000  AMB Property Corporation (f)             15,959,263        20,100,000     0.4
                                         450,000  American Financial Realty Trust           4,550,000         4,725,000     0.1
                                         500,000  Archstone-Smith Trust                    12,119,609        11,470,000     0.2
                                         450,000  CarrAmerica Realty Corporation           11,804,292        10,683,000     0.2
                                         750,000  Catellus Development Corporation (c)      5,266,927        13,350,000     0.2
                                       7,500,000  La Quinta Corporation (c)                36,090,547        33,075,000     0.6
                                       1,050,000  Nationwide Health Properties, Inc.       19,520,728        17,892,000     0.3
                                         300,000  The St. Joe Company                       4,256,721         8,754,000     0.2
                                       1,100,000  Trizec Properties, Inc.                  18,700,000        11,165,000     0.2
                                                                                      ---------------   ---------------   ------
                                                                                          128,268,087       131,214,000     2.4

              Road & Rail                100,000  Swift Transportation Co., Inc. (c)        1,633,450         1,603,000     0.0
                                          74,000  Union Pacific Corporation                 2,723,940         4,369,700     0.1
                                                                                      ---------------   ---------------   ------
                                                                                            4,357,390         5,972,700     0.1

              Semiconductor            1,750,000  Advanced Micro Devices, Inc. (c)         14,923,430        10,745,000     0.2
              Equipment &              1,521,558  Agere Systems Inc. (Class A)(c)           8,496,252         1,323,755     0.0
              Products                   529,125  Agere Systems Inc. (Class B)(c)           1,900,065           492,086     0.0
                                         150,000  Analog Devices, Inc. (c)                  5,817,000         4,020,000     0.1
                                         398,200  Intel Corporation                         9,404,397         6,884,878     0.1
                                       2,000,000  Lattice Semiconductor Corporation (c)    28,523,265        13,520,000     0.3
                                         100,000  MIPS Technologies, Inc. (Class B)(c)      4,481,364           173,000     0.0
                                         300,000  Micron Technology, Inc. (c)               3,764,980         4,800,000     0.1
                                       1,000,000  National Semiconductor
                                                  Corporation (c)                          17,081,648        13,280,000     0.2
                                                                                      ---------------   ---------------   ------
                                                                                           94,392,401        55,238,719     1.0

              Software                   200,000  Borland Software Corporation (c)          1,935,981         2,692,000     0.0
                                       3,300,000  Computer Associates
                                                  International, Inc.                      45,987,993        49,038,000     0.9
                                       1,500,000  Microsoft Corporation (c)(f)             78,791,431        80,190,000     1.5
                                                                                      ---------------   ---------------   ------
                                                                                          126,715,405       131,920,000     2.4

              Specialty Retail           125,000  Best Buy Co., Inc. (c)                    2,636,488         2,576,250     0.0
                                       1,100,000  The Home Depot, Inc.                     39,260,078        31,768,000     0.6
                                         700,000  Toys 'R' Us, Inc. (c)                    15,851,134         6,993,000     0.1
                                                                                      ---------------   ---------------   ------
                                                                                           57,747,700        41,337,250     0.7

              Textiles, Apparel          550,000  Unifi, Inc. (c)                           4,709,199         3,036,000     0.0
              & Luxury Goods

              Tobacco                  2,327,600  DIMON Incorporated (b)                   19,773,583        14,291,464     0.3
                                         550,000  Philip Morris Companies Inc.             23,950,468        22,412,500     0.4
                                                                                      ---------------   ---------------   ------
                                                                                           43,724,051        36,703,964     0.7

              Wireless                 3,360,000  AT&T Wireless Services Inc. (c)          22,025,805        23,083,200     0.4
              Telecommunication        2,600,000  Sprint Corp. (PCS Group)(c)              14,307,935         9,048,000     0.2
              Services                                                                ---------------   ---------------   ------
                                                                                           36,333,740        32,131,200     0.6

                                                  Total Common Stocks in the
                                                  United States                         2,429,360,874     1,998,117,328    36.1

                                                  Total Investments in Common
                                                  Stocks                                3,883,976,686     3,257,379,026    58.9


Merrill Lynch Global Allocation Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                           (in U.S. dollars)
                                        Shares                                                                         Percent of
COUNTRY       Industries                 Held     Equity Closed-End Funds                    Cost          Value       Net Assets
South Korea   Diversified Financials     500,000  Korea Fund (USD)(c)                 $     6,176,572   $     7,075,000     0.1%

                                                  Total Equity Closed-End Funds
                                                  in South Korea                            6,176,572         7,075,000     0.1


United        Diversified              1,150,000  Broadband HOLDRs Trust (b)(c)(i)         14,087,500         8,165,000     0.2
States        Telecommunication          190,000  Telecom HOLDRs Trust (k)                  8,398,823         5,253,500     0.1
              Services                                                                ---------------   ---------------   ------
                                                                                           22,486,323        13,418,500     0.3

              Pharmaceuticals            200,000  Pharmaceutical HOLDRs Trust (j)          18,000,020        14,944,000     0.3

              Semiconductor              955,000  Semiconductor HOLDRs Trust (l)           39,909,450        22,900,900     0.4
              Equipment & Products

                                                  Total Equity Closed-End Funds in
                                                  the United States                        80,395,793        51,263,400     1.0


                                                  Total Investments in Equity
                                                  Closed-End Funds                         86,572,365        58,338,400     1.1


                                                         Preferred Stocks
Australia     Banks                      307,600  National Australia Bank Limited
                                                  (7.875% Convertible) (USD)                7,685,166        10,427,640     0.2

                                                  Total Preferred Stocks in Australia       7,685,166        10,427,640     0.2


Germany       Chemicals                  125,056  Henkel KGaA                               6,542,273         7,963,102     0.2

                                                  Total Preferred Stocks in Germany         6,542,273         7,963,102     0.2

Portugal      Banks                      181,400  BCP International Bank (8%
                                                  Convertible) (USD)                       13,480,528         8,208,350     0.1

                                                  Total Preferred Stocks in Portugal       13,480,528         8,208,350     0.1


United        Chemicals               13,470,000  Hercules Trust II (6.50% Convertible)     7,895,700         7,237,825     0.1
States

              Communications                      Diva Systems Corp. (e):
              Equipment                2,000,000    (Convertible, Series C)                 8,410,000             2,000     0.0
                                       2,000,000    (Convertible, Series D)                11,440,000             2,000     0.0
                                                  Lucent Technologies Inc.:
                                          20,890    (8% Convertible)                       14,698,192         8,679,795     0.2
                                          12,040    (8% Convertible)(g)                    12,699,354         5,002,620     0.1
                                                                                      ---------------   ---------------   ------
                                                                                           47,247,546        13,686,415     0.3

              Diversified                104,238  McLeodUSA Incorporated (7%
              Telecommunication                   Convertible)(Series A)                      729,666           229,324     0.0
              Services

              Metals & Mining                     Freeport-McMoRan Copper &
                                                  Gold Inc.:
                                         284,100    (5% Convertible, Series A)              6,380,708         4,395,027     0.1
                                         219,000    (3.50% Convertible-Gold,
                                                    Series B)                               7,703,330         6,022,500     0.1
                                                                                      ---------------   ---------------   ------
                                                                                           14,084,038        10,417,527     0.2

              Real Estate                324,100  Apartment Investment &
                                                  Management Co. (9.375%,
                                                  Series G)                                 7,986,118         8,167,320     0.1
                                         215,600  Crown American Realty Trust
                                                  (11%, Series A)                           9,357,040        11,426,800     0.2
                                         311,700  National Health Investors, Inc.
                                                  (8.50% Convertible)                       7,792,500         7,792,500     0.1
                                         495,000  Prime Retail, Inc. (10.50%,
                                                  Series A)                                10,803,661         3,019,500     0.1
                                                                                      ---------------   ---------------   ------
                                                                                           35,939,319        30,406,120     0.5

              Road & Rail              2,000,000  Union Pacific Capital Trust
                                                  (6.25% Convertible)                       1,796,739         2,012,677     0.0

                                                  Total Preferred Stocks in the
                                                  United States                           107,693,008        63,989,888     1.1


                                                  Total Investments in Preferred
                                                  Stocks                                  135,400,975        90,588,980     1.6


                        Currency         Face
                      Denomination      Amount       Fixed Income Securities
Argentina     Foreign          ARS     7,900,000  City of Buenos Aires, 10.50% due
              Government                          5/28/2004 (c)                             7,237,314           112,057     0.0
              Obligations

                                                  Total Fixed Income Securities in
                                                  Argentina                                 7,237,314           112,057     0.0


Brazil        Chemicals        USD    13,000,000  Globo Comunicacoes e Participacoes,
                                                  Ltd., 10.625% due 12/05/2008 (g)         12,954,500         2,535,000     0.0

              Foreign          USD     4,000,000  Banco Nacional de Desenvolvimiento
              Government                          Economico e Social, 17.746% due
              Agency                              6/16/2008 (a)(e)                          2,642,001         2,930,000     0.1
              Obligations

                                                  Total Fixed Income Securities in
                                                  Brazil                                   15,596,501         5,465,000     0.1


Chile         Electric         USD    49,200,000  Edelnor, 7.75% due 3/15/2006 (e)         19,273,032        19,926,000     0.4
              Utilities                           Empresa Electricidad del Norte:
                               USD    17,975,000    10.50% due 6/15/2005 (e)               13,575,298         7,279,875     0.1
                               USD    28,500,000    10.50% due 6/15/2005 (g)               28,571,498        11,542,500     0.2

                                                  Total Fixed Income Securities
                                                  in Chile                                 61,419,828        38,748,375     0.7


France        Containers &     EUR    22,600,000  Crown Cork & Seal SA, 6% due
              Packaging                           12/06/2004                               14,869,413        16,449,873     0.3

              Real Estate      EUR    19,879,480  Societe Fonciere Lyonnaise SA,
                                                  4% due 10/31/2004 (Convertible
                                                  Bonds)                                   22,381,675        21,065,305     0.4

                                                  Total Fixed Income Securities
                                                  in France                                37,251,088        37,515,178     0.7


Germany       Foreign                             Bundesobligation:
              Government       EUR   140,000,000    3.75% due 8/26/2003                   122,820,361       139,416,870     2.5
              Obligations      EUR   180,000,000    3.25% due 2/17/2004                   158,739,902       178,841,882     3.3

                                                  Total Fixed Income Securities
                                                  in Germany                              281,560,263       318,258,752     5.8


Luxembourg    Industrial       EUR     8,490,000  Tyco International Group SA, 4.375%
              Conglomerates                       due 11/19/2004                            6,763,114         7,356,690     0.1

                                                  Total Fixed Income Securities in
                                                  Luxembourg                                6,763,114         7,356,690     0.1


Merrill Lynch Global Allocation Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                           (in U.S. dollars)
                            Currency       Face                                                                        Percent of
COUNTRY       Industries  Denomination    Amount       Fixed Income Securities               Cost          Value       Net Assets
Malaysia      Gas Utilities    USD    51,014,000  Petroliam Nasional Berhad, 7.625%
                                                  due 10/15/2026                      $    26,374,469   $    51,320,084     0.9%

                                                  Total Fixed Income Securities
                                                  in Malaysia                              26,374,469        51,320,084     0.9


Mexico        Oil & Gas        USD     4,925,000  Petroleos Mexicanos, 9.50% due
                                                  9/15/2027                                 5,478,914         5,503,688     0.1

                                                  Total Fixed Income Securities
                                                  in Mexico                                 5,478,914         5,503,688     0.1


Netherlands   Media            USD    35,000,000  United Pan-Europe Communications,
                                                  0/13.75% due 2/01/2010 (c)(d)             5,669,101         1,050,000     0.0

                                                  Total Fixed Income Securities in
                                                  the Netherlands                           5,669,101         1,050,000     0.0


New           Derivatives      NZD    15,000,000  New Zealand Index Linked Notes,
Zealand                                           4.50% due 2/14/2016                       8,418,821         8,599,395     0.1

                                                  Total Fixed Income Securities in
                                                  New Zealand                               8,418,821         8,599,395     0.1


United        Containers &     USD     2,500,000  Crown Cork & Seal Finance PLC, 7%
Kingdom       Packaging                           due 12/15/2006                            1,372,640         1,775,000     0.0

              Diversified      USD     2,750,000  Swiss Life Finance, 2% due
              Financials                          5/20/2005 (Convertible Bonds)             2,695,826         2,866,875     0.1

              Diversified                         Colt Telecom Group PLC:
              Tele-            DEM    27,400,000    2% due 8/06/2005                        9,496,977         6,797,975     0.1
              communication    EUR    14,950,000    2% due 3/29/2006                        8,980,928         6,514,193     0.1
              Services         USD    23,200,000  International Cabletel, Inc.,
                                                  11.50% due 2/01/2006 (c)                 23,200,000         3,248,000     0.1
                               GBP    27,250,000  NTL Communications Inc., 0/9.75%
                                                  due 4/15/2009 (c)(d)                     17,693,328         5,115,915     0.1
                                                                                      ---------------   ---------------   ------
                                                                                           59,371,233        21,676,083     0.4

                                                  Total Fixed Income Securities
                                                  in the United Kingdom                    63,439,699        26,317,958     0.5


United        Communications                      Avaya Inc.:
States        Equipment        USD    16,450,000    11.125% due 4/01/2009                  16,066,096        12,173,000     0.2
                               USD    26,400,000    0% due 10/31/2021 (Convertible
                                                    Bonds)(d)                               9,670,865         7,392,000     0.1
                               USD     8,200,000  Corning Glass, 7% due 3/15/2007           5,639,391         5,043,000     0.1
                                                  Corning Incorporated (Convertible
                                                  Bonds):
                               USD    10,650,000    3.50% due 11/01/2008                    9,055,340         5,864,156     0.1
                               USD    46,700,000    0% due 11/08/2015 (d)                  24,252,177        20,781,453     0.4
                               USD     7,325,000  Lucent Technologies Inc., 6.50%
                                                  due 1/15/2028                             3,520,567         2,893,375     0.1
                                                  Metromedia Fiber Network:
                               USD    48,405,933    6.25% due 9/30/2006 (e)                38,681,655        42,597,221     0.8
                               USD    19,750,000    10% due 12/15/2009 (c)                  6,112,733             1,975     0.0
                               EUR     8,950,000    10% due 12/15/2009 (c)                  2,259,175           177,264     0.0
                                                                                      ---------------   ---------------   ------
                                                                                          115,257,999        96,923,444     1.8

              Construction &                      Foster Wheeler Ltd. (b):
              Engineering      USD    21,350,000    6.75% due 11/15/2005                   13,411,071        12,383,000     0.2
                               USD    39,050,000    6.50% due 6/01/2007 (Convertible
                                                    Bonds)                                 24,674,392         7,980,844     0.2
                               USD    16,200,000    6.50% due 6/01/2007 (Convertible
                                                    Bonds)(g)                              10,236,240         3,310,875     0.0
                               USD     4,150,000  McDermott International, Inc.,
                                                  7.84% due 4/04/2005 (b)                   3,482,277         3,320,000     0.1
                               USD    31,125,000  Shaw Group Inc., 0% due 5/01/2021
                                                  (Convertible Bonds)(d)                   16,855,495        16,826,953     0.3
                                                                                      ---------------   ---------------   ------
                                                                                           68,659,475        43,821,672     0.8

              Containers &                        Crown Cork & Seal Company, Inc.:
              Packaging        USD     2,000,000    6.75% due 4/15/2003                     1,832,760         1,880,000     0.0
                               USD     9,850,000    7.375% due 12/15/2026                   4,108,979         5,811,500     0.1
                               USD    12,570,000    7.50% due 12/15/2096                    7,536,238         6,913,500     0.1
                                                                                      ---------------   ---------------   ------
                                                                                           13,477,977        14,605,000     0.2

              Diversified      USD    18,409,000  Finova Group Inc., 7.50% due
              Financials                          11/15/2009                                8,401,861         5,430,655     0.1

              Diversified                         Level 3 Communications Inc.:
              Tele-            USD    14,550,000    11% due 3/15/2008                       8,163,273         8,148,000     0.1
              communication    USD     1,000,000    11.25% due 3/15/2010                      482,636           540,000     0.0
              Services         USD     3,290,000  Northwestern Bell Telephone,
                                                  7.75% due 5/01/2030                       2,749,157         2,270,100     0.0
                               USD    13,154,830  TSI Telecom, Term, due 12/31/2006        12,467,316        12,233,991     0.2
                                                  Williams Communications Group, Inc.:
                               USD     4,451,613    Term due 9/08/2006                      3,141,385         3,739,355     0.1
                               USD     3,173,077    Term B, due 9/08/2006                   2,628,295         2,665,385     0.1
                                                  WorldCom Inc.:
                               USD    17,490,000    6.40% due 8/15/2005 (c)                13,479,644         2,973,300     0.1
                               USD     9,045,000    8% due 5/15/2006                        6,828,488         1,537,650     0.0
                               EUR    71,030,000    6.75% due 5/15/2008 (c)                11,415,768        12,133,824     0.2
                               GBP     2,525,000    7.25% due 5/15/2008 (c)                   627,897           632,058     0.0
                               USD    39,400,000    7.50% due 5/15/2011 (c)                 5,251,834         6,698,000     0.1
                               USD    16,445,000    8.25% due 5/15/2031                     7,197,854         2,795,650     0.1
                               USD     2,465,000  US West Communications, 7.25% due
                                                  9/15/2025                                 2,000,047         1,700,850     0.0
                                                                                      ---------------   ---------------   ------
                                                                                           76,433,594        58,068,163     1.0

              Electric                            Pacific Gas & Electric:
              Utilities        USD     4,525,000    6.25% due 8/01/2003                     4,296,442         4,468,438     0.1
                               USD     1,815,000    5.875% due 10/01/2005                   1,620,095         1,751,474     0.0
                                                  Southern California Edison:
                               USD       460,000    6.25% due 6/15/2003                       440,525           454,250     0.0
                               USD     2,834,000    5.875% due 9/01/2004                    2,614,150         2,734,810     0.0
                                                                                      ---------------   ---------------   ------
                                                                                            8,971,212         9,408,972     0.1


Merrill Lynch Global Allocation Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                           (in U.S. dollars)
                            Currency       Face                                                                        Percent of
COUNTRY       Industries  Denomination    Amount       Fixed Income Securities               Cost          Value       Net Assets
United        Electronic                          Solectron Corporation (Convertible
States        Equipment &                         Bonds)(d):
(concluded)   Instruments      USD     1,400,000    0% due 5/08/2020                  $       734,019   $       833,874     0.0%
                               USD    93,500,000    0% due 11/20/2020                      41,814,163        41,841,250     0.8
                                                                                      ---------------   ---------------   ------
                                                                                           42,548,182        42,675,124     0.8

              Food             USD    15,000,000  Tom's Foods Inc., 10.50% due
              Products                            11/01/2004                               15,000,000        13,612,500     0.3

              Household        USD   132,057,412  Metromedia International Group,
              Durables                            Inc., 10.50% due 9/30/2007              132,057,412        52,822,965     1.0

              Industrial       EUR    28,000,000  General Electric Capital Corp.,
              Conglomerates                       3.625% due 12/06/2002                    24,553,285        27,731,228     0.5

              Media            USD     8,425,000  Olympus Communications LP/Capital
                                                  Corp., 10.625% due 11/15/2006 (c)         8,095,930         5,897,500     0.1

              Multi-Utilities                     The AES Corporation:
              & Unregulated    USD     7,960,000    8.75% due 6/15/2008                     6,042,942         3,343,200     0.1
              Power            USD    13,365,000    9.50% due 6/01/2009                     9,380,173         5,746,950     0.1
                               USD     4,955,000    9.375% due 9/15/2010                    3,292,568         2,130,650     0.0
                                                  Calpine Corporation (Convertible
                                                  Bonds):
                               USD    11,350,000    4% due 12/26/2006                       7,532,356         3,695,844     0.1
                               USD    20,900,000    4% due 12/26/2006 (g)                  18,972,353         6,805,563     0.1
                               USD     7,350,000  Mirant Corporation, 5.75% due
                                                  7/15/2007 (Convertible Bonds)             7,262,222         3,091,594     0.1
                                                                                      ---------------   ---------------   ------
                                                                                           52,482,614        24,813,801     0.5

              Office         JPY   2,500,000,000  Xerox Credit Corporation, 0.80% due
              Electronics                         12/16/2002                               20,216,557        19,998,367     0.4

              Pharmaceuticals  USD     4,075,000  ICN Pharmaceuticals Inc., 6.50% due
                                                  7/15/2008 (Convertible Bonds)             2,525,498         2,628,379     0.0

              Real Estate      USD    27,000,000  Malan Realty Investors, Inc., 8.50%
                                                  due 7/15/2003 (Convertible Bonds)(g)     27,000,000        25,582,500     0.5

              Semiconductor    USD     3,700,000  Analog Devices, Inc., 4.75% due
              Equipment &                         10/01/2005 (Convertible Bonds)            3,397,993         3,600,563     0.1
              Products         USD    38,200,000  Conexant Systems Inc., 4% due
                                                  2/01/2007 (Convertible Bonds)            27,698,105        12,510,500     0.2
                               USD    16,700,000  Hynix Semiconductor America, 8.25%
                                                  due 5/15/2004 (e)                        14,914,382        10,354,000     0.2
                                                  LSI Logic Corporation (Convertible
                                                  Bonds):
                               USD     8,700,000    4% due 2/15/2005                        7,178,248         7,471,125     0.2
                               USD     8,500,000    4% due 11/01/2006                       6,360,712         6,422,813     0.1
                               USD     2,875,000  Lattice Semiconductor Corporation,
                                                  4.75% due 11/01/2006                      2,858,791         2,307,188     0.0
                               USD     6,650,000  Mosel Vitelic Inc., 1% due 2/02/2005
                                                  (Convertible Bonds)(g)                    6,635,000         7,049,000     0.1
                                                                                      ---------------   ---------------   ------
                                                                                           69,043,231        49,715,189     0.9

              Software         USD     4,950,000  Computer Associates International,
                                                  Inc., 5% due 3/15/2007 (Convertible
                                                  Bonds)(g)                                 4,950,000         4,950,000     0.1
                               USD     4,930,000  Manugistics Group Inc., 5% due
                                                  11/01/2007                                3,234,810         2,218,500     0.0
                                                                                      ---------------   ---------------   ------
                                                                                            8,184,810         7,168,500     0.1

              U.S. Government  USD    39,500,000  U.S. Treasury Inflation Indexed
              Obligations                         Notes, 3.375% due 1/15/2007              40,540,889        48,403,533     0.9
                               USD    36,125,000  U.S. Treasury Notes, 3.50% due
                                                  1/15/2011                                36,783,763        40,036,205     0.7
                                                                                      ---------------   ---------------   ------
                                                                                           77,324,652        88,439,738     1.6
              Wireless                            Nextel Communications
              Tele-                               (Convertible Bonds):
              communication    USD    11,500,000    4.75% due 7/01/2007                     6,995,687         9,703,125     0.2
              Services         USD    19,900,000    5.25% due 1/15/2010                    13,560,803        13,245,938     0.2
                                                                                      ---------------   ---------------   ------
                                                                                           20,556,490        22,949,063     0.4

                               Total Fixed Income Securities in the United States         790,790,779       612,292,760    11.1

                               Total Investments in Fixed Income Securities             1,309,999,891     1,112,539,937    20.1

                               Total Long-Term Investments                              5,415,949,917     4,518,846,343    81.7


                                                      Short-Term Securities
United        Commercial       USD    30,000,000  Dexia Delaware, 1.75% due 11/22/2002     29,969,375        29,969,375     0.5
States        Paper**          USD    20,000,000  Fortis Funding LLC, 1.76%
                                                  due 11/26/2002                           19,975,556        19,975,556     0.4
                               USD    69,470,000  General Motors Acceptance Corp.,
                                                  1.98% due 11/01/2002                     69,470,000        69,470,000     1.3
                               USD    30,000,000  Volkswagen America Inc., 1.76% due
                                                  11/22/2002                               29,969,200        29,969,200     0.5

                                                  Total Investments in Commercial
                                                  Paper                                   149,384,131       149,384,131     2.7

              U.S. Government                     Fannie Mae:
              Agency           USD    65,000,000    1.68% due 11/15/2002                   64,957,533        64,957,533     1.1
              Obligations**    USD    75,000,000    1.67% due 11/26/2002                   74,913,021        74,913,021     1.3
                                                  Federal Home Loan Bank:
                               USD    25,000,000    1.66% due 11/01/2002                   25,000,000        25,000,000     0.5
                               USD    75,000,000    1.69% due 11/08/2002                   74,975,354        74,975,354     1.4
                                                  Freddie Mac:
                               USD    50,000,000    1.68% due 11/05/2002                   49,990,667        49,990,667     0.9
                               USD    20,000,000    1.68% due 11/12/2002                   19,989,733        19,989,733     0.4

                                                  Total Investments in U.S. Government
                                                  Agency Obligations                      309,826,308       309,826,308     5.6

                                                  Total Short-Term Securities             459,210,439       459,210,439     8.3

                                                  Total Investments                     5,875,160,356     4,978,056,782    90.0


Merrill Lynch Global Allocation Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in U.S. dollars)
OPTIONS                           Nominal Value                                            Premiums                    Percent of
WRITTEN                         Covered by Options              Issue                      Received        Value       Net Assets
              Call Options Written       360,000  AT&T Wireless Services Inc.,
                                                  expiring April 2003 at USD 7.5      $     (367,189)   $     (432,000)     0.0%
                                         250,000  Advanced Micro Devices, Inc.,
                                                  expiring April 2003 at USD 7.5            (317,490)         (350,000)     0.0
                                         200,000  CIT Group Inc., expiring April 2003
                                                  at USD 20                                 (373,989)         (340,000)     0.0
                                         165,000  Computer Associates International,
                                                  Inc., expiring November 2002 at USD 25    (523,042)          (16,500)     0.0
                                         820,000  Corning Incorporated, expiring
                                                  January 2003 at USD 10                    (648,790)          (41,000)     0.0
                                         250,000  MBNA Corporation, expiring January
                                                  2003 at USD 22.5                          (317,490)         (237,500)     0.0
                                         200,000  Microsoft Corporation, expiring
                                                  April 2003 at USD 55                    (1,045,868)       (1,180,000)     0.0
                                         470,000  Sun Microsystems, Inc., expiring
                                                  January 2003 at USD 10                    (479,385)          (23,500)     0.0
                                         350,000  Tyco International Ltd., expiring
                                                  April 2003 at USD 17.5                    (811,975)         (560,000)     0.0
                                         167,500  Unisys Corporation, expiring April
                                                  2003 at USD 10                            (157,445)         (150,750)     0.0
                                         150,000  Verizon Communications, expiring
                                                  April 2003 at USD 42.5                    (332,990)         (330,000)     0.0

                                                  Total Options Written                   (5,375,653)       (3,661,250)     0.0

              Total Investments, Net of Options Written                               $ 5,869,784,703     4,974,395,532    90.0
                                                                                      ===============
              Foreign Time Deposits*                                                                        428,692,036     7.8

              Variation Margin on Financial Futures Contracts***                                                204,359     0.0

              Unrealized Depreciation on Forward Foreign Exchange Contracts****                             (2,628,611)    (0.1)

              Other Assets Less Liabilities                                                                 128,905,311     2.3
                                                                                                        ---------------   ------
              Net Assets                                                                                $ 5,529,568,627   100.0%
                                                                                                        ===============   ======


(a)Floating rate note.
(b)Investment in companies of 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company
Act of 1940) are as follows:

                                   Net Share/                  Dividend/
                                  Face Amount       Net        Interest
Industry           Affiliate        Activity        Cost        Income

Health Care       Beverly            5,502,600   $13,472,284           +++
   Providers &    Enterprises,
   Services       Inc.

Diversified       Broadband          1,150,000    14,087,500           +++
   Telecommu-     HOLDRs Trust
   nication
   Services

Tobacco           DIMON                     --            --    $  465,520
                  Incorporated

Construction &    Foster             1,758,800     1,650,797           +++
   Engineering    Wheeler Ltd.

Construction &    Foster Wheeler Ltd.:
   Engineering       6.75% due     $21,350,000    13,411,071       916,623
                     11/15/2005
                     6.50% due     $39,050,000    24,674,392     2,405,934
                     6/01/2007
                     (Convertible
                     Bonds)
                     6.50% due              --   (1,259,844)       998,108
                     6/01/2007
                     (Convertible
                     (Bonds)

Construction &    McDermott          3,314,500    27,099,354           +++
   Engineering    International, Inc.

Construction &    McDermott       $  4,150,000     3,482,277       227,123
   Engineering    International,
                  Inc., 7.84%
                  due 4/04/2005

Metals &          Rouge Industries,         --            --           +++
   Mining         Inc. (Class A)


+++Non-income producing security.
(c)Non-income producing security.
(d)Represents a zero coupon or step bond. The interest rate on a step bond represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity.
(e)Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $83,269,000, representing 1.5% of net assets.


                                   Acquisition
Issue                                Date(s)          Cost          Value

Banco Nacional de                    9/14/1998    $  2,642,001  $  2,930,000
   Desenvolvimiento Economico
   e Social, 17.746% due 6/16/2008
Beneficial Interest in the           8/15/2000              --       178,383
   Liquidating Trust of Geotek
   Communications, Inc. (Units)
Diva Systems Corp.:
   (Convertible Preferred,         7/17/1996 -       8,410,000         2,000
   Series C)                         8/22/1996
   (Convertible Preferred,           8/05/1997      11,440,000         2,000
   Series D)
Edelnor, 7.75% due 3/15/2006       3/25/1999 -      19,273,032    19,926,000
                                     6/05/2001
Empresa Electricidad del          7/24/1998 -       13,575,298     7,279,875
   Norte, 10.50% due 6/15/2005       3/29/2001
Hynix Semiconductor               6/13/2001 -       14,914,382    10,354,000
   America, 8.25% due 5/15/2004      7/24/2001
Metromedia Fiber Network,           10/01/2001      38,681,655    42,597,221
   6.25% due 9/30/2006
                                                  ------------  ------------
Total                                             $108,936,368  $ 83,269,479
                                                  ============  ============


(f)All or a portion of security held as collateral in connection with open financial futures contracts.
(g)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(h)Warrants entitle the Fund to purchase a predetermined number of shares of stock/face amount of bonds and are non-income producing.
The purchase price and number of shares of stock/face amount of bonds are subject to adjustment under certain conditions until the expiration date.
(i)Represents ownership in Broadband HOLDRs Trust. The Broadband
HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the broadband industry.
(j)Represents ownership in Pharmaceutical HOLDRs Trust. The
Pharmaceutical HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the pharmaceutical industry.
(k)Represents ownership in Telecom HOLDRs Trust. The Telecom HOLDRs
Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the telecommunications industry.
(l)Represents ownership in Semiconductor HOLDRs Trust. The Semicon-ductor HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the semiconductor industry.
(m)Represents ownership in the Nasdaq-100 Trust, a registered unit investment trust. The investment objective of the Nasdaq-100 Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component.
(n)Geotek Communications, Inc. reorganized as a result of Chapter 11
Bankruptcy. As a result, each holder will receive its pro-rata share of Units of Beneficial Interest in the Liquidating Trust of Geotek
Communications, Inc.
++American Depositary Receipts (ADR).
*Foreign time deposits bear interest at 3.18%, 3.23%, 3.255%, 3.19% and 3.19% and mature on 11/01/2002, 11/08/2002, 11/15/2002,
11/22/2002 and 12/06/2002, respectively.
**Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
***Financial futures contracts purchased as of October 31, 2002 were as follows:


Number of                               Expiration
Contracts    Issue         Exchange        Date          Value

 1,791  DJ Euro Stoxx 50   Euronext   December 2002   $  44,659,936
                            Paris
   479        FTSE          LIFFE     December 2002      30,181,904
   353   S&P 500 Index       NYSE     December 2002      78,136,550
                                                      -------------
Total Financial Futures Contracts Purchased
(Total Contract Price--$155,340,780)                  $ 152,978,390
                                                      =============

Financial futures contracts sold as of October 31, 2002 were as follows:


Number of                              Expiration
Contracts    Issue         Exchange       Date             Value
    83      Japanese        Tokyo     December 2002    $ 96,190,842
        Government Bond
                                                       ------------
Total Financial Futures Contracts Sold
(Total Contract Price--$95,415,563)                    $ 96,190,842
                                                       ============


****Forward foreign exchange contracts as of October 31, 2002 were as follows:


Foreign                       Settlement                 Unrealized
Currency Sold                    Date                   Depreciation

GBP       20,000,000        November 2002             $   (310,900)
GBP       46,500,000        December 2002                 (648,667)
JPY   21,000,000,000        November 2002                 (249,207)
JPY   15,000,000,000        December 2002               (1,180,786)
JPY    8,000,000,000         January 2003                 (239,051)
                                                      -------------
Total Unrealized Depreciation on Forward
Foreign Exchange Contracts--Net
(USD Commitment--$460,814,520)                        $ (2,628,611)
                                                      =============


Merrill Lynch Global Allocation Fund, Inc., October 31, 2002


STATEMENT OF ASSETS AND LIABILITIES
                    As of October 31, 2002
Assets:             Investments, at value (including securities loaned of $633,795,241)
                    (identified cost--$5,875,160,356)                                                    $ 4,978,056,782
                    Investments held as collateral for loaned securities, at value                           664,890,266
                    Foreign cash (cost--$206,551,180)                                                        212,695,722
                    Cash                                                                                       5,959,147
                    Foreign time deposits                                                                    428,692,036
                    Receivables:
                      Interest                                                          $    20,665,237
                      Securities sold                                                        13,528,700
                      Capital shares sold                                                     5,275,814
                      Dividends                                                               4,440,576
                      Forward foreign exchange contracts                                      1,559,930
                      Variation margin                                                          204,359
                      Loaned securities                                                          50,978       45,725,594
                                                                                        ---------------
                    Prepaid registration fees and other assets                                                   678,561
                                                                                                         ---------------
                    Total assets                                                                           6,336,698,108
                                                                                                         ---------------

Liabilities:        Collateral on securities loaned, at value                                                664,890,266
                    Options written, at value (premiums received--$5,375,653)                                  3,661,250
                    Unrealized depreciation on forward foreign exchange contracts                              2,628,611
                    Payables:
                      Securities purchased                                                  113,499,254
                      Capital shares redeemed                                                14,517,691
                      Investment adviser                                                      3,587,922
                      Distributor                                                             2,327,713      133,932,580
                                                                                        ---------------
                    Accrued expenses and other liabilities                                                     2,016,774
                                                                                                         ---------------
                    Total liabilities                                                                        807,129,481
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $ 5,529,568,627
                                                                                                         ===============

Net Assets          Class A Shares of Common Stock, $.10 par value, 450,000,000
Consist of:         shares authorized                                                                    $    10,436,690
                    Class B Shares of Common Stock, $.10 par value, 2,000,000,000
                    shares authorized                                                                         16,314,415
                    Class C Shares of Common Stock, $.10 par value, 200,000,000
                    shares authorized                                                                          4,868,651
                    Class D Shares of Common Stock, $.10 par value, 900,000,000
                    shares authorized                                                                         18,371,695
                    Paid-in capital in excess of par                                                       6,326,325,391
                    Undistributed investment income--net                                $   102,344,995
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net                                             (57,181,782)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                     (891,911,428)
                                                                                        ---------------
                    Total accumulated losses--net                                                          (846,748,215)
                                                                                                         ---------------
                    Net assets                                                                           $ 5,529,568,627
                                                                                                         ===============

Net Asset           Class A--Based on net assets of $1,168,631,397 and 104,366,903
Value:              shares outstanding                                                                   $         11.20
                                                                                                         ===============
                    Class B--Based on net assets of $1,787,415,300 and 163,144,151
                    shares outstanding                                                                   $         10.96
                                                                                                         ===============
                    Class C--Based on net assets of $521,679,040 and 48,686,507
                    shares outstanding                                                                   $         10.72
                                                                                                         ===============
                    Class D--Based on net assets of $2,051,842,890 and 183,716,947
                    shares outstanding                                                                   $         11.17
                                                                                                         ===============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 2002
Investment          Interest (net of $7,397 foreign withholding tax)                                     $   185,343,282
Income:             Dividends (net of $5,432,273 foreign withholding tax)                                     61,545,869
                    Securities lending--net                                                                    1,627,762
                                                                                                         ---------------
                    Total income                                                                             248,516,913
                                                                                                         ---------------

Expenses:           Investment advisory fees                                            $    46,330,129
                    Account maintenance and distribution fees--Class B                       22,820,422
                    Account maintenance fees--Class D                                         5,325,051
                    Account maintenance and distribution fees--Class C                        4,612,046
                    Transfer agent fees--Class B                                              4,175,324
                    Transfer agent fees--Class D                                              3,340,536
                    Transfer agent fees--Class A                                              2,057,411
                    Custodian fees                                                            1,292,705
                    Accounting services                                                       1,246,546
                    Transfer agent fees--Class C                                                857,949
                    Equity swap expense                                                         737,195
                    Printing and shareholder reports                                            304,815
                    Registration fees                                                           172,191
                    Pricing fees                                                                122,458
                    Professional fees                                                           110,202
                    Directors' fees and expenses                                                 56,702
                    Other                                                                       168,593
                                                                                        ---------------
                    Total expenses before reimbursement                                      93,730,275
                    Reimbursement of expenses                                               (2,427,350)
                                                                                        ---------------
                    Total expenses after reimbursement                                                        91,302,925
                                                                                                         ---------------
                    Investment income--net                                                                   157,213,988
                                                                                                         ---------------

Realized &          Realized gain (loss) from:
Unrealized            Investments--net                                                     (37,881,361)
Gain (Loss) on        Foreign currency transactions--net                                     49,704,270       11,822,909
Investments &                                                                           ---------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net                                                    (630,320,592)
                      Foreign currency transactions--net                                      1,202,932    (629,117,660)
                                                                                        ---------------  ---------------
                    Total realized and unrealized loss on investments and
                    foreign currency transactions--net                                                     (617,294,751)
                                                                                                         ---------------
                    Net Decrease in Net Assets Resulting from Operations                                 $ (460,080,763)
                                                                                                         ===============

                    See Notes to Financial Statements.


Merrill Lynch Global Allocation Fund, Inc., October 31, 2002


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                              For the Year Ended
                                                                                                 October 31,
                       Increase (Decrease) in Net Assets:                                    2002             2001
Operations:         Investment income--net                                              $   157,213,988  $   164,309,823
                    Realized gain on investments and foreign currency
                    transactions--net                                                        11,822,909       91,111,168
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                (629,117,660)    (195,100,636)
                                                                                        ---------------  ---------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                            (460,080,763)       60,320,355
                                                                                        ---------------  ---------------

Dividends &         Investment income--net:
Distributions to      Class A                                                              (52,803,091)     (32,496,431)
Shareholders:         Class B                                                              (72,256,059)     (45,249,722)
                      Class C                                                              (13,738,491)      (4,992,203)
                      Class D                                                              (79,543,031)     (34,745,485)
                    Realized gain on investments--net:
                      Class A                                                                 (793,360)    (152,385,142)
                      Class B                                                               (1,576,521)    (420,328,833)
                      Class C                                                                 (227,495)     (37,637,803)
                      Class D                                                               (1,221,108)    (166,805,497)
                                                                                        ---------------  ---------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                         (222,159,156)    (894,641,116)
                                                                                        ---------------  ---------------

Capital Share       Net increase in net assets derived from capital share
Transactions:       transactions                                                             83,901,312      407,721,525
                                                                                        ---------------  ---------------

Net Assets:         Total decrease in net assets                                          (598,338,607)    (426,599,236)
                    Beginning of year                                                     6,127,907,234    6,554,506,470
                                                                                        ---------------  ---------------
                    End of year*                                                        $ 5,529,568,627  $ 6,127,907,234
                                                                                        ===============  ===============

                    *Undistributed investment income--net                               $   102,344,995  $    93,353,367
                                                                                        ===============  ===============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived                               Class A
from information provided in the financial statements.                        For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                        2002           2001        2000         1999         1998
Per Share           Net asset value, beginning of year      $     12.53  $     14.33  $     14.79  $     13.25  $     15.92
Operating                                                   -----------  -----------  -----------  -----------  -----------
Performance:        Investment income--net++                        .38          .42          .48          .67          .67
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                            (1.19)        (.20)          .90         2.53       (1.28)
                                                            -----------  -----------  -----------  -----------  -----------
                    Total from investment operations              (.81)          .22         1.38         3.20        (.61)
                                                            -----------  -----------  -----------  -----------  -----------
                    Less dividends and distributions:
                      Investment income--net                      (.51)        (.33)        (.71)        (.61)        (.86)
                      In excess of investment income--net            --           --       --++++           --           --
                      Realized gain on investments--net           (.01)       (1.69)       (1.13)       (1.05)       (1.20)
                                                            -----------  -----------  -----------  -----------  -----------
                    Total dividends and distributions             (.52)       (2.02)       (1.84)       (1.66)       (2.06)
                                                            -----------  -----------  -----------  -----------  -----------
                    Net asset value, end of year            $     11.20  $     12.53  $     14.33  $     14.79  $     13.25
                                                            ===========  ===========  ===========  ===========  ===========

Total Investment    Based on net asset value per share          (6.83%)        1.52%       10.20%       26.30%      (4.43%)
Return:*                                                    ===========  ===========  ===========  ===========  ===========

Ratios to Average   Expenses, net of reimbursement                 .94%         .94%         .88%         .91%         .84%
Net Assets:                                                 ===========  ===========  ===========  ===========  ===========
                    Expenses                                       .98%         .98%         .93%         .97%         .93%
                                                            ===========  ===========  ===========  ===========  ===========
                    Investment income--net                        3.09%        3.14%        3.40%        4.86%        4.62%
                                                            ===========  ===========  ===========  ===========  ===========

Supplemental        Net assets, end of year (in
Data:               thousands)                              $ 1,168,632  $ 1,284,915  $ 1,224,613  $ 1,305,473  $ 1,513,999
                                                            ===========  ===========  ===========  ===========  ===========
                    Portfolio turnover                           58.42%       44.87%       53.75%       26.95%       49.67%
                                                            ===========  ===========  ===========  ===========  ===========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.


Merrill Lynch Global Allocation Fund, Inc., October 31, 2002


FINANCIAL HIGHLIGHTS (continued)
The following per share data and ratios have been derived                                 Class B
from information provided in the financial statements.                         For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2002          2001         2000         1999        1998
Per Share           Net asset value, beginning of year      $     12.25  $     14.04  $     14.52  $     13.01  $     15.65
Operating                                                   -----------  -----------  -----------  -----------  -----------
Performance:        Investment income--net++                        .25          .27          .33          .52          .52
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                            (1.16)        (.19)          .88         2.49       (1.26)
                                                            -----------  -----------  -----------  -----------  -----------
                    Total from investment operations              (.91)          .08         1.21         3.01        (.74)
                                                            -----------  -----------  -----------  -----------  -----------
                    Less dividends and distributions:
                      Investment income--net                      (.37)        (.18)        (.56)        (.45)        (.70)
                      In excess of investment income--net            --           --       --++++           --           --
                      Realized gain on investments--net           (.01)       (1.69)       (1.13)       (1.05)       (1.20)
                                                            -----------  -----------  -----------  -----------  -----------
                    Total dividends and distributions             (.38)       (1.87)       (1.69)       (1.50)       (1.90)
                                                            -----------  -----------  -----------  -----------  -----------
                    Net asset value, end of year            $     10.96  $     12.25  $     14.04  $     14.52  $     13.01
                                                            ===========  ===========  ===========  ===========  ===========

Total Investment    Based on net asset value per share          (7.75%)         .47%        9.05%       25.08%      (5.37%)
Return:*                                                    ===========  ===========  ===========  ===========  ===========

Ratios to           Expenses, net of reimbursement                1.96%        1.96%        1.90%        1.94%        1.86%
Average                                                     ===========  ===========  ===========  ===========  ===========
Net Assets:         Expenses                                      2.00%        2.00%        1.95%        1.99%        1.95%
                                                            ===========  ===========  ===========  ===========  ===========
                    Investment income--net                        2.04%        2.08%        2.40%        3.84%        3.60%
                                                            ===========  ===========  ===========  ===========  ===========

Supplemental        Net assets, end of year (in
Data:               thousands)                              $ 1,787,415  $ 2,650,313  $ 3,611,061  $ 4,496,037  $ 6,743,780
                                                            ===========  ===========  ===========  ===========  ===========
                    Portfolio turnover                           58.42%       44.87%       53.75%       26.95%       49.67%
                                                            ===========  ===========  ===========  ===========  ===========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
The following per share data and ratios have been derived                                Class C
from information provided in the financial statements.                        For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                        2002           2001         2000        1999         1998
Per Share           Net asset value, beginning of year      $     12.02  $     13.83  $     14.33  $     12.86  $     15.50
Operating                                                   -----------  -----------  -----------  -----------  -----------
Performance:        Investment income--net++                        .25          .27          .32          .51          .51
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                            (1.14)        (.19)          .87         2.46       (1.24)
                                                            -----------  -----------  -----------  -----------  -----------
                    Total from investment operations              (.89)          .08         1.19         2.97        (.73)
                                                            -----------  -----------  -----------  -----------  -----------
                    Less dividends and distributions:
                      Investment income--net                      (.40)        (.20)        (.56)        (.45)        (.71)
                      In excess of investment income--net            --           --       --++++           --           --
                      Realized gain on investments--net           (.01)       (1.69)       (1.13)       (1.05)       (1.20)
                                                            -----------  -----------  -----------  -----------  -----------
                    Total dividends and distributions             (.41)       (1.89)       (1.69)       (1.50)       (1.91)
                                                            -----------  -----------  -----------  -----------  -----------
                    Net asset value, end of year            $     10.72  $     12.02  $     13.83  $     14.33  $     12.86
                                                            ===========  ===========  ===========  ===========  ===========

Total Investment    Based on net asset value per share          (7.76%)         .42%        9.07%       25.05%      (5.38%)
Return:*                                                    ===========  ===========  ===========  ===========  ===========

Ratios to Average   Expenses, net of reimbursement                1.96%        1.97%        1.91%        1.95%        1.88%
Net Assets:                                                 ===========  ===========  ===========  ===========  ===========
                    Expenses                                      2.00%        2.01%        1.95%        2.01%        1.96%
                                                            ===========  ===========  ===========  ===========  ===========
                    Investment income--net                        2.10%        2.12%        2.36%        3.84%        3.61%
                                                            ===========  ===========  ===========  ===========  ===========

Supplemental        Net assets, end of year (in
Data:               thousands)                              $   521,679  $   346,124  $   312,568  $   322,238  $   503,556
                                                            ===========  ===========  ===========  ===========  ===========
                    Portfolio turnover                           58.42%       44.87%       53.75%       26.95%       49.67%
                                                            ===========  ===========  ===========  ===========  ===========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.


Merrill Lynch Global Allocation Fund, Inc., October 31, 2002

FINANCIAL HIGHLIGHTS (concluded)
The following per share data and ratios have been derived                                  Class D
from information provided in the financial statements.                              For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                     2002      2001       2000      1999       1998
Per Share           Net asset value, beginning of year      $     12.50  $     14.30  $     14.77  $     13.23  $     15.89
Operating                                                   -----------  -----------  -----------  -----------  -----------
Performance:        Investment income--net++                        .35          .39          .44          .64          .64
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                            (1.19)        (.20)          .90         2.52       (1.28)
                                                            -----------  -----------  -----------  -----------  -----------
                    Total from investment operations              (.84)          .19         1.34         3.16        (.64)
                                                            -----------  -----------  -----------  -----------  -----------
                    Less dividends and distributions:
                      Investment income--net                      (.48)        (.30)        (.68)        (.57)        (.82)
                      In excess of investment income--net            --           --       --++++           --           --
                      Realized gain on investments--net           (.01)       (1.69)       (1.13)       (1.05)       (1.20)
                                                            -----------  -----------  -----------  -----------  -----------
                    Total dividends and distributions             (.49)       (1.99)       (1.81)       (1.62)       (2.02)
                                                            -----------  -----------  -----------  -----------  -----------
                    Net asset value, end of year            $     11.17  $     12.50  $     14.30  $     14.77  $     13.23
                                                            ===========  ===========  ===========  ===========  ===========

Total Investment    Based on net asset value per share          (7.08%)        1.27%        9.86%       26.01%      (4.63%)
Return:*                                                    ===========  ===========  ===========  ===========  ===========

Ratios to Average   Expenses, net of reimbursement                1.19%        1.19%        1.13%        1.16%        1.10%
Net Assets:                                                 ===========  ===========  ===========  ===========  ===========
                    Expenses                                      1.22%        1.24%        1.18%        1.21%        1.18%
                                                            ===========  ===========  ===========  ===========  ===========
                    Investment income--net                        2.85%        2.92%        3.11%        4.61%        4.40%
                                                            ===========  ===========  ===========  ===========  ===========

Supplemental        Net assets, end of year (in
Data:               thousands)                              $ 2,051,843  $ 1,846,554  $ 1,406,264  $ 1,229,415  $ 1,316,994
                                                            ===========  ===========  ===========  ===========  ===========
                    Portfolio turnover                           58.42%       44.87%       53.75%       26.95%       49.67%
                                                            ===========  ===========  ===========  ===========  ===========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select
Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.


Merrill Lynch Global Allocation Fund, Inc., October 31, 2002


NOTES TO FINANCIAL STATEMENTS (continued)

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Equity swaps--The Fund is authorized to enter into equity swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate of the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical. The Fund will deposit in a segregated account with its custodian high quality liquid fixed income instruments or cash or cash equivalents in an amount equal to or greater than the market value of the liabilities under the swap agreement.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $24,943,946 increase in cost of securities (which, in turn, results in a corresponding $24,943,946 increase in net unrealized depreciation and a corresponding $24,943,946 increase in undistributed net investment income), based on securities held by the Fund as of October 31, 2001.

The effect of this change for the year ended October 31, 2002 was to decrease net investment income by $3,062,298, increase net unrealized depreciation by $23,958,264 and increase net realized capital gains by $2,076,616. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

(j) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(k) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $45,174,366 has been reclassified between accumulated net realized capital losses and undistributed net investment income. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has agreed to waive a portion of its fee payable by the Fund so that such fee is reduced for average daily net assets of the Fund in excess of $2.5 billion from the annual rate of .75% to .70%, from .70% to .65% for average daily net assets in excess of $5 billion, from .65% to ..625% for average daily net assets in excess of $7.5 billion, and from .625% to .60% for average daily net assets in excess of $10 billion. For the year ended October 31, 2002, MLIM earned fees of $46,330,129, of which $2,427,350 was waived. MLIM has entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLAM U.K. a fee computed at the rate of .10% of the average daily net assets of the Fund for providing investment advisory services to MLIM with respect to the Fund. For the year ended October 31, 2002, MLIM paid MLAM U.K. a fee of $4,918,700 pursuant to such agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                            Account          Distribution
                        Maintenance Fee           Fee

Class B                        .25%               .75%
Class C                        .25%               .75%
Class D                        .25%                --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                             FAMD      MLPF&S

Class A                    $ 4,675    $ 58,134
Class D                    $44,301    $663,675

For the year ended October 31, 2002, MLPF&S received contingent deferred sales charges of $1,487,836 and $172,536 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $1,195 and $4,258 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.


Merrill Lynch Global Allocation Fund, Inc., October 31, 2002


NOTES TO FINANCIAL STATEMENTS (continued)

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of October 31, 2002, the Fund lent securities with a value of $331,231,964 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of October 31, 2002, cash collateral of $299,200,620 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $365,689,646 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended October 31, 2002, QA Advisors received $654,214 in securities lending agent fees.

For the year ended October 31, 2002, the Fund paid Merrill Lynch
Security Pricing Service, an affiliate of MLPF&S, $74 for security price quotations to compute the net asset value of the Fund.

In addition, MLPF&S received $808,109 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 2002.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended October 31, 2002, the Fund reimbursed MLIM
$125,292 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2002 were $3,064,090,327 and $3,133,477,103, respectively.

Net realized gains (losses) for the year ended October 31, 2002 and net unrealized gains (losses) as of October 31, 2002 were as follows:

                                        Realized         Unrealized
                                     Gains (Losses)    Gains (Losses)

Long-term investments                $     290,842    $ (897,103,574)
Short-term investments                       9,927                 --
Options written                         14,191,631          1,714,403
Financial futures contracts           (52,373,761)        (3,137,669)
Forward foreign exchange contracts       6,928,722        (2,628,611)
Foreign currency transactions           42,775,548          9,244,023
                                    --------------    ---------------
Total                               $   11,822,909    $ (891,911,428)
                                    ==============    ===============


As of October 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $894,599,351, of which $356,252,061 related to appreciated securities and $1,250,851,412 related to depreciated securities. At October 31, 2002, the aggregate cost of investments, net of options written, for Federal income tax purposes was $5,868,994,883.

Transactions in call options written for the year ended October 31, 2002 were as follows:

                                  Nominal Value       Premiums
                                     Covered          Received

Outstanding call options written,
beginning of year                    1,988,400    $   3,119,192
Options written                     10,772,800       23,871,241
Options expired                    (2,581,200)      (6,328,804)
Options exercised                  (1,100,000)      (1,957,724)
Options closed                     (5,697,500)     (13,328,252)
                                  ------------    -------------
Outstanding call options written,
end of year                          3,382,500    $   5,375,653
                                  ============    =============


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $83,901,312 and $407,721,525 for the years ended October 31, 2002 and October 31, 2001, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                            Dollar
Ended October 31, 2002                Shares           Amount

Shares sold                         20,336,997  $   254,426,971
Shares issued to shareholders in
reinvestment of dividends and
distributions                        3,774,328       46,682,736
                                 -------------  ---------------
Total issued                        24,111,325      301,109,707
Shares redeemed                   (22,318,306)    (274,471,645)
                                 -------------  ---------------
Net increase                         1,793,019  $    26,638,062
                                 =============  ===============


Class A Shares for the Year                            Dollar
Ended October 31, 2001                Shares           Amount

Shares sold                         25,849,588  $   354,819,237
Shares issued to shareholders in
reinvestment of dividends and
distributions                       13,299,453      168,977,550
                                 -------------  ---------------
Total issued                        39,149,041      523,796,787
Shares redeemed                   (22,003,754)    (291,217,055)
                                 -------------  ---------------
Net increase                        17,145,287  $   232,579,732
                                 =============  ===============



Class B Shares for the Year                            Dollar
Ended October 31, 2002                Shares           Amount

Shares sold                         34,444,276  $   421,222,589
Shares issued to shareholders in
reinvestment of dividends and
distributions                        5,154,444       63,024,037
                                 -------------  ---------------
Total issued                        39,598,720      484,246,626
Automatic conversion of shares    (51,034,250)    (629,171,328)
Shares redeemed                   (41,774,172)    (502,187,077)
                                 -------------  ---------------
Net decrease                      (53,209,702)  $ (647,111,779)
                                 =============  ===============


Class B Shares for the Year                            Dollar
Ended October 31, 2001                Shares           Amount

Shares sold                         29,152,952  $   380,158,946
Shares issued to shareholders in
reinvestment of dividends and
distributions                       31,734,911      395,341,340
                                 -------------  ---------------
Total issued                        60,887,863      775,500,286
Automatic conversion of shares    (50,717,473)    (658,909,381)
Shares redeemed                   (50,931,574)    (666,213,431)
                                 -------------  ---------------
Net decrease                      (40,761,184)  $ (549,622,526)
                                 =============  ===============


Class C Shares for the Year                            Dollar
Ended October 31, 2002                Shares           Amount

Shares sold                         26,546,230  $   320,605,130
Shares issued to shareholders in
reinvestment of dividends and
distributions                        1,021,333       12,076,443
                                 -------------  ---------------
Total issued                        27,567,563      332,681,573
Shares redeemed                    (7,681,329)     (88,823,805)
                                 -------------  ---------------
Net increase                        19,886,234  $   243,857,768
                                 =============  ===============


Class C Shares for the Year                            Dollar
Ended October 31, 2001                Shares           Amount

Shares sold                          7,738,448  $    98,646,888
Shares issued to shareholders in
reinvestment of dividends and
distributions                        2,934,486       35,927,627
                                 -------------  ---------------
Total issued                        10,672,934      134,574,515
Shares redeemed                    (4,478,278)     (57,202,236)
                                 -------------  ---------------
Net increase                         6,194,656  $    77,372,279
                                 =============  ===============


Class D Shares for the Year                            Dollar
Ended October 31, 2002                Shares           Amount

Shares sold                         13,516,589  $   167,221,900
Automatic conversion of shares 50,064,486 629,171,328 Shares issued to shareholders in reinvestment of dividends and
distributions                        5,637,955       69,537,890
                                 -------------  ---------------
Total issued                        69,219,030      865,931,118
Shares redeemed                   (33,269,616)    (405,413,857)
                                 -------------  ---------------
Net increase                        35,949,414  $   460,517,261
                                 =============  ===============


Class D Shares for the Year                            Dollar
Ended October 31, 2001                Shares           Amount

Shares sold                         11,141,879  $   147,683,825
Automatic conversion of shares 49,743,861 658,909,381 Shares issued to shareholders in reinvestment of dividends and
distributions                       13,795,302      175,171,367
                                 -------------  ---------------
Total issued                        74,681,042      981,764,573
Shares redeemed                   (25,221,875)    (334,372,533)
                                 -------------  ---------------
Net increase                        49,459,167  $   647,392,040
                                 =============  ===============


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the year ended October 31, 2002.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 was as follows:

                                    10/31/2002       10/31/2001

Distributions paid from:
   Ordinary income               $ 222,159,156    $ 303,292,396
   Net long-term capital gains              --      591,348,720
                                 -------------  ---------------
Total taxable distributions      $ 222,159,156  $   894,641,116
                                 =============  ===============



Merrill Lynch Global Allocation Fund, Inc., October 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


As of October 31, 2002, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net             $     86,062,680
Undistributed long-term capital gains--net                   --
                                               ----------------
Total undistributed earnings--net                    86,062,680
Capital loss carryforward                         (38,618,661)*
Unrealized losses--net                          (894,192,234)**
                                               ----------------
Total accumulated losses--net                  $  (846,748,215)
                                               ================


*On October 31, 2002, the Fund had a net capital loss carryforward of $38,618,661, all of which expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the book and tax difference on the accrual of income on securities in default, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between book and tax on the recognition of certain foreign currency gains (losses).


7. Commitments:
At October 31, 2002, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $1,826,000 and $2,155,000, respectively.



INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Global Allocation Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Allocation Fund, Inc. as of October 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Allocation Fund, Inc. as of October 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 13, 2002



IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Global Allocation Fund, Inc. during its taxable year ended October 31, 2002:

                                        Qualifying        Federal          Non-Qualifying        Total
                       Payable           Ordinary        Obligation           Ordinary          Ordinary
Record Date              Date             Income          Interest             Income            Income
Class A Shares:
  12/11/2001          12/17/2001         $.031960         $.013319            $.297737          $.343016
  7/15/2002           7/19/2002          $.018705         $.008858            $.147953          $.175516
Class B Shares:
  12/11/2001          12/17/2001         $.025166         $.010487            $.234447          $.270100
  7/15/2002           7/19/2002          $.011400         $.005399            $.090178          $.106977
Class C Shares:
  12/11/2001          12/17/2001         $.026132         $.010890            $.243439          $.280461
  7/15/2002           7/19/2002          $.013331         $.006313            $.105446          $.125090
Class D Shares:
  12/11/2001          12/17/2001         $.030586         $.012746            $.284931          $.328263
  7/15/2002           7/19/2002          $.017094         $.008095            $.135218          $.160407

The qualifying ordinary income qualifies for the dividends received deduction for corporations.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.



Merrill Lynch Global Allocation Fund, Inc., October 31, 2002

OFFICERS AND DIRECTORS
                                                                                                         Number of        Other
                                                                                                       Portfolios in    Director-
                         Position(s)      Length                                                        Fund Complex      ships
                             Held        of Time                                                        Overseen by      Held by
Name      Address & Age   with Fund       Served    Principal Occupation(s) During Past 5 Years           Director       Director

Interested Director
Terry K.  P.O. Box 9011   President    1999 to      Chairman, Americas Region since 2001 and               117 Funds       None
Glenn*    Princeton, NJ   and          present      Executive Vice President since 1983 of Fund Asset    162 Portfolios
          08543-9011      Director     and 1989     Asset Management, L.P. ("FAM") and Merrill
          Age: 62                      to present   Investment Managers, L.P. ("MLIM"); President of
                                                    Merrill Lynch Mutual Funds since 1999; President
                                                    of FAM Distributors, Inc. ("FAMD") since 1986
                                                    and Director thereof since 1991; Executive Vice
                                                    President and Director of Princeton Services, Inc.
                                                    ("Princeton Services") since 1993; President of
                                                    Princeton Administrators, L.P. since 1988; Direc-
                                                    tor of Financial Data Services, Inc. since 1985.

*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

                                                                                                         Number of        Other
                                                                                                       Portfolios in    Director-
                         Position(s)      Length                                                        Fund Complex      ships
                             Held        of Time                                                        Overseen by      Held by
Name      Address & Age   with Fund       Served*   Principal Occupation(s) During Past 5 Years           Director       Director

Independent Directors
Ronald W. P.O. Box 9011   Director     2000 to      Professor Emeritus of Finance, School of Business,      45 Funds       None
Forbes    Princeton, NJ                present      State University of New York at Albany since 2000;   54 Portfolios
          08543-9011                                and Professor thereof from 1989 to 2000.
          Age: 62

Cynthia   P.O. Box 9011   Director     2000 to      Professor, Harvard Business School since 1989.       45 Funds       Unum-
A. Mont-  Princeton, NJ                present                                                        54 Portfolios     Provident
gomery    08543-9011                                                                                                    Corpora-
          Age: 50                                                                                                       tion;
                                                                                                                        Newell
                                                                                                                        Rubber-
                                                                                                                        maid Inc.

Charles   P.O. Box 9011   Director     1990 to      Self-employed financial consultant since 1990.       45 Funds          None
C. Reilly Princeton, NJ                present                                                        54 Portfolios
          08543-9011
          Age: 71

Kevin     P.O. Box 9011   Director     2000 to      Founder and currently Director Emeritus of The       45 Funds          None
A. Ryan   Princeton, NJ                present      Boston University Center for the Advancement of   54 Portfolios
          08543-9011                                Ethics and Character and Director thereof from
          Age: 70                                   1989 to 1999; Professor from 1982 to 1999 at
                                                    Boston University.

Roscoe    P.O. Box 9011   Director     2000 to      President, Middle East Institute from 1995 to        45 Funds          None
S.        Princeton, NJ                present      2001.                                             54 Portfolios
Suddarth  08543-9011
          Age: 67

Richard   P.O. Box 9011   Director     1989 to      Professor of Finance since 1984 and Dean             45 Funds      Bowne &
R.        Princeton, NJ                present      Emeritus of New York University, Leonard N.       54 Portfolios    Co., Inc.;
West      08543-9011                                Stern School of Business Administration since                      Vornado
          Age: 64                                   1994.                                                              Realty
                                                                                                                       Trust;
                                                                                                                       Alexander's
                                                                                                                       Inc.

Edward    P.O. Box 9011   Director     1994 to      Self-employed financial consultant since 1994.       45 Funds          None
D.        Princeton, NJ                present                                                        54 Portfolios
Zinbarg   08543-9011
          Age: 68

*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


                         Position(s)     Length
                             Held        of Time
Name      Address & Age   with Fund       Served*   Principal Occupation(s) During Past 5 Years

Fund Officers
Donald C. P.O. Box 9011    Vice          1993 to    First Vice President of FAM and MLIM since 1997 and Treasurer thereof
Burke     Princeton, NJ    President     present    since 1999; Senior Vice President and Treasurer of Princeton Services
          08543-9011       and           and 1999   since 1999; Vice President of FAMD since 1999; Vice President of FAM and
          Age: 42          Treasurer     to present MLIM from 1990 to 1997; Director of MLIM Taxation since 1990.

Robert    P.O. Box 9011    Senior Vice   1999 to    President and Global Chief Investment Officer of MLIM and member of
C. Doll,  Princeton, NJ    President     present    the Executive Management Committee of ML & Co., Inc. since 2001; Chief
Jr.       08543-9011                                Investment Officer, Senior Vice President and Co-Head of MLIM Americas
          Age: 49                                   from 1999 to 2001; Chief Investment Officer of Oppenheimer Funds,
                                                    Inc. from 1987 to 1999 and Executive Vice President from 1991 to 1999.

Dennis    P.O. Box 9011    Senior Vice   2001 to    Managing Director of MLIM since 1998; Vice President of MLIM from
Stattman  Princeton, NJ    President     present    1989 to 1997.
          08543-9011
          Age: 51

Susan B.  P.O. Box 9011    Secretary     2002 to    Director (Legal Advisory) of MLIM since 1999; Vice President of MLIM from
Baker     Princeton, NJ                  present    1993 to 1999; Attorney associated with MLIM since 1987.
          08543-9011
          Age: 45


*Officers of the Fund serve at the pleasure of the Board of Directors.

Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109